EXHIBIT 99

--------------------------------------------------------------------------------
MORGAN STANLEY                                                    August 6, 2002
Securitized Products Group     [GRAPHIC OMITTED]

--------------------------------------------------------------------------------



                             COMPUTATIONAL MATERIALS



                                  $173,394,000
                                  APPROXIMATELY


                    MORGAN STANLEY DEAN WITTER CAPITAL I INC.
                                 SERIES 2002-OP1



                       MORTGAGE PASS-THROUGH CERTIFICATES


--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                    August 6, 2002
Securitized Products Group     [GRAPHIC OMITTED]

--------------------------------------------------------------------------------

                           APPROXIMATELY $173,394,000
           MORGAN STANLEY DEAN WITTER CAPITAL I INC., SERIES 2002-OP1

                    MORGAN STANLEY DEAN WITTER CAPITAL I INC.
                                    DEPOSITOR

                         OPTION ONE MORTGAGE CORPORATION
                                    SERVICER

                             TRANSACTION HIGHLIGHTS
                             ----------------------

------- ------------- ------------ ---------------- ----------- ------------- --------------------------- ------------- -----------
                                                                  MODIFIED
                                   EXPECTED RATINGS AVG LIFE TO  DURATION TO                                 INITIAL
OFFERED                              (S&P/FITCH/      CALL /       CALL /      PAYMENT WINDOW TO CALL /   SUBORDINATION
CLASSES  DESCRIPTION    BALANCE        MOODY'S)      MTY(1)(2)  MTY(1)(2)(3)           MTY(1)(2)              LEVEL      BENCHMARK
======= ============= ============ ================ =========== ============= =========================== ============= ===========
 A-1     Not Offered   234,847,000                                        *****Not Offered*****
------- ------------- ------------ ---------------- ----------- ------------- --------------------------- ------------- -----------
 A-2       Floater     104,148,000   AAA/AAA/Aaa    2.78 / 3.03  2.65 / 2.86   9/02 - 8/10 / 9/02 - 3/20     18.00%     1 Mo. LIBOR
------- ------------- ------------ ---------------- ----------- ------------- --------------------------- ------------- -----------
 M-1       Floater      27,905,000    AA/AA/Aa2     5.33 / 5.88  4.98 / 5.41  10/05 - 8/10 / 10/05 - 2/17    11.25%     1 Mo. LIBOR
------- ------------- ------------ ---------------- ----------- ------------- --------------------------- ------------- -----------
 M-2       Floater      21,704,000     A/A/A2       5.31 / 5.78  4.84 / 5.19    9/05- 8/10/ 9/05 - 8/15       6.00%     1 Mo. LIBOR
------- ------------- ------------ ---------------- ----------- ------------- --------------------------- ------------- -----------
 B-1       Floater      15,503,000  BBB/BBB/Baa2    5.29 / 5.53  4.73 / 4.91   9/05 - 8/10 / 9/05 - 7/13      2.25%     1 Mo. LIBOR
------- ------------- ------------ ---------------- ----------- ------------- --------------------------- ------------- -----------
 B-2       Floater       4,134,000 BBB-/BBB-/Baa3   4.98 / 4.98  4.43 / 4.43   9/05 - 4/10 / 9/05 - 4/10      1.25%     1 Mo. LIBOR
------- ------------- ------------ ---------------- ----------- ------------- --------------------------- ------------- -----------

Notes: (1)     Certificates are priced to the 10% optional clean-up call.
       (2)     Based on the pricing prepayment speed.  See details below.
       (3)     Assumes pricing at par.

ISSUER:                      Morgan Stanley Dean Witter Capital I Inc. Trust
                             2002-OP1.

DEPOSITOR:                   Morgan Stanley Dean Witter Capital I Inc.

LOAN SELLER:                 Option One Mortgage Corporation

SERVICER:                    Option One Mortgage Corporation

TRUSTEE:                     [Wells Fargo Bank Minnesota, N.A.]

MANAGERS:                    Morgan Stanley (lead manager); Blaylock & Partners,
                             L.P. and Utendahl Capital Partners, L.P.

RATING AGENCIES:             Standard & Poor's, Fitch Ratings and Moody's
                             Investors Service.

OFFERED CERTIFICATES:        Classes A-2, M-1, M-2, B-1 and B-2 Certificates.

EXPECTED PRICING DATE:       [August 8, 2002.]


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

EXPECTED CLOSING DATE:       [August 29, 2002] through DTC and Euroclear or
                             Clearstream, Luxembourg. The Certificates will be sold without accrued interest.

DISTRIBUTION DATES:          The 25th of each month, or if such day is not a
                             business day, on the next business day, beginning
                             September 25, 2002.

FINAL SCHEDULED
DISTRIBUTION DATE:           The Distribution Date occurring in September 2032.

DUE PERIOD:                  For any Distribution Date, the period commencing on
                             the second day of the month preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

INTEREST ACCRUAL PERIOD:     The interest accrual period for the Offered
                             Certificates with respect to any Distribution Date will be the period beginning with the previous
                             Distribution Date (or, in the case of the first
                             Distribution Date, the Closing Date) and ending on the day prior to the current Distribution Date (on an actual/360 day count basis).

MORTGAGE LOANS:              The Trust will consist of two groups of adjustable
                             and fixed rate sub-prime residential mortgage loans.

GROUP I MORTGAGE LOANS:      Approximately $286.4 million of Mortgage Loans with
                             original principal balances that conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac.

GROUP II MORTGAGE LOANS:     Approximately $127.0 million of Mortgage Loans that
                             predominantly have original principal balances that do not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac.

PRICING PREPAYMENT SPEED:    o    Fixed Rate Mortgage Loans: CPR starting at
                                  approximately 1.5333% CPR in month 1 and increasing to 23% CPR in month 15 (23%/15 CPR increase for each month), and remaining at 23%
                                  CPR thereafter.

                             o    ARM Mortgage Loans: CPR of 25%.

CREDIT ENHANCEMENT:          The Offered Certificates are credit enhanced by:

                             1) Net monthly excess cashflow from the Mortgage Loans,

                             2) 1.25% overcollateralization (funded upfront). After the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 2.50% of the aggregate principal balance of the Mortgage Loans as of the last day of the applicable Due Period, subject to a 0.50% floor, based on the total principal balance of the Mortgage Loans as of the Cut-Off Date, and

                             3) Subordination of distributions on the more subordinate classes of certificates (if applicable) to the required distributions on the more senior classes of certificates.

SENIOR ENHANCEMENT           For any Distribution Date, the percentage obtained
PERCENTAGE:                  by dividing (x) the aggregate Certificate Principal
                             Balance of the subordinate certificates (together with any overcollateralization and taking into account the distributions of the Principal
                             Distribution Amount for such Distribution Date) by
                             (y) the aggregate principal balance of the Mortgage
                             Loans as of the last day of the related Due Period.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

STEP-DOWN DATE:              The later to occur of:

                             (x)  The earlier of:

                                  (a)  the Distribution Date occurring in
                                       September 2005; and

                                  (b)  the Distribution Date on which the
                                       aggregate balance of the Class A
                                       Certificates is reduced to zero; and

                             (y) the first Distribution Date on which the Senior Enhancement Percentage (calculated for this purpose only after taking into account payments of principal on the Mortgage Loans on the last day of the related Due Period but prior to principal distributions to the certificates on the applicable Distribution
                                  Date) is greater than or equal to
                                  approximately 36.00%

TRIGGER EVENT:               A Trigger Event is in effect on any Distribution
                             Date if (i) on that Distribution Date the 60 Day+
                             Rolling Average equals or exceeds 40% of the prior period's Senior Enhancement Percentage and (ii) may include other trigger events related to the performance of the Mortgage Loans. The 60 Day+
                             Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent.

INITIAL SUBORDINATION        Class A:              18.00%
PERCENTAGE:                  Class M-1:            11.25%
                             Class M-2:             6.00%
                             Class B-1:             2.25%
                             Class B-2:             1.25%

OPTIONAL CLEAN-UP CALL:      When the current aggregate principal balance of the
                             Mortgage Loans is less than or equal to 10% of the total principal balance of the Mortgage Loans as of the Cut-off Date.

STEP-UP COUPONS:             For all Offered Certificates the coupon will
                             increase after the optional clean-up call date, should the call not be exercised.

CLASS A-1 PASS-THROUGH       The Class A-1 Certificates will accrue interest at
RATE:                        a variable rate equal to the least of (i) one-month
                             LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up
                             Call is exercisable), (ii) the Loan Group I Cap and
                             (iii) the WAC Cap.

CLASS A-2 PASS-THROUGH       The Class A-2 Certificates will accrue interest at
RATE:                        a variable rate equal to the least of (i) one-month
                             LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up
                             Call is exercisable), (ii) the Loan Group II Cap and (iii) the WAC Cap.

CLASS M-1 PASS-THROUGH       The Class M-1 Certificates will accrue interest at
RATE:                        a variable rate equal to the lesser of (i)
                             one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional
                             Clean-up Call is exercisable) and (ii) the WAC Cap.

CLASS M-2 PASS-THROUGH       The Class M-2 Certificates will accrue interest at
RATE:                        a variable rate equal to the lesser of (i)
                             one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional
                             Clean-up Call is exercisable) and (ii) the WAC Cap.

CLASS B-1 PASS-THROUGH       The Class B-1 Certificates will accrue interest at
RATE:                        a variable rate equal to the lesser of (i)
                             one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional
                             Clean-up Call is exercisable) and (ii) the WAC Cap.

CLASS B-2 PASS-THROUGH       The Class B-2 Certificates will accrue interest at
RATE:                        a variable rate equal to the lesser of (i)
                             one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional
                             Clean-up Call is exercisable) and (ii) the WAC Cap.

WAC CAP: As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less servicing and trustee fee rates.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

LOAN GROUP I CAP:            As to any Distribution Date, a per annum rate equal
                             to the weighted average gross rate of the Group I
                             Mortgage Loans in effect on the beginning of the related Due Period less servicing and trustee fee rates.

LOAN GROUP II CAP:           As to any Distribution Date, a per annum rate equal
                             to the weighted average gross rate of the Group II
                             Mortgage Loans in effect on the beginning of the related Due Period less servicing and trustee fee rates.

CLASS A-1 BASIS RISK CARRY   As to any Distribution Date, the supplemental
FORWARD AMOUNT:              interest amount for the Class A-1 Certificates will
                             equal the sum of:

                             (i) the excess, if any, of interest that would otherwise be due on such Certificates at the Class A-1 Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap) over interest due such Certificates at a rate equal to the lesser of the Loan Group I Cap or WAC Cap;

                             (ii) any Class A-1 Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates; and

                             (iii) interest on the amount in clause (ii) at the
                                   related Class A-1 Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap).

CLASS A-2 BASIS RISK CARRY   As to any Distribution Date, the supplemental
FORWARD AMOUNT:              interest amount for the Class A-2 Certificates will
                             equal the sum of:

                             (i) the excess, if any, of interest that would otherwise be due on such Certificates at the Class A-2 Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap) over interest due such Certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap;

                             (ii) any Class A-2 Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates; and

                             (iii) interest on the amount in clause (ii) at the
                                   related Class A-2 Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap).

CLASS M-1, M-2, B-1 AND      As to any Distribution Date, the supplemental
B-2 BASIS RISK CARRY         interest amount for each of the Class M-1, M-2,
FORWARD AMOUNTS:             B-1 and B-2 Certificates will equal the sum of:

                             (i) the excess, if any, of interest that would otherwise be due on such Certificates at such Certificates' applicable Pass-Through Rate (without regard to the WAC Cap) over interest due such Certificates at a rate equal to the WAC Cap;

                             (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid for such Certificate from prior Distribution Dates; and

                             (iii) interest on the amount in clause (ii) at the
                                   Certificates' applicable Pass-Through Rate
                                   (without regard to the WAC Cap).


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

INTEREST DISTRIBUTIONS       ON On each Distribution Date and after payments of
OFFERED CERTIFICATES:        servicing and trustee fees and expenses, interest
                             distributions from the Interest Remittance Amount will be allocated as follows:

                             (i) the portion of the Interest Remittance Amount attributable to the Group I Mortgage Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, to the Class A-1 Certificates and second, to the Class A-2 Certificates;

                             (ii) the portion of the Interest Remittance Amount attributable to the Group II Mortgage Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, to the Class A-2 Certificates and second, to the Class A-1 Certificates;

                             (iii) to the Class M-1 Certificates, its Accrued
                                   Certificate Interest;

                             (iv) to the Class M-2 Certificates, its Accrued Certificate Interest;

                             (v) to the Class B-1 Certificates, its Accrued Certificate Interest; and

                             (vi) to the Class B-2 Certificates, its Accrued Certificate Interest.

PRINCIPAL DISTRIBUTIONS ON   On each Distribution Date (a) prior to the Stepdown
OFFERED CERTIFICATES:        Date or (b) on which a Trigger Event is in effect,
                             principal distributions from the Principal
                             Distribution Amount will be allocated as follows:

                             (i)   to the Class A Certificates, allocated
                                   between the Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;

                             (ii) to the Class M-1 Certificates, until the Certificate Principal Balance thereof have been reduced to zero;

                             (iii) to the Class M-2 Certificates, until the
                                   Certificate Principal Balance thereof have been reduced to zero;

                             (iv) to the Class B-1 Certificates, until the Certificate Principal Balance thereof have been reduced to zero; and

                             (v) to the Class B-2 Certificates, until the Certificate Principal Balance thereof have been reduced to zero.

                             On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

                             (i) to the Class A Certificates, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, allocated between the Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;

                             (ii) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance thereof have been reduced to zero;

                             (iii) to the Class M-2 Certificates, the lesser of
                                   the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance thereof have been reduced to zero;

                             (iv) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until the Certificate Principal Balance thereof have been reduced to zero; and

                             (v) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until the Certificate Principal Balance thereof have been reduced to zero.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

                             All principal distributions to the Class A
                             Certificates on any Distribution Date will be allocated between the Class A-1 Certificates and the Class A-2 Certificates on a pro rata basis based on the Class A Principal Allocation Percentage for each such class on such Distribution Date; provided, however, that if the Certificate Principal Balance of either class of Class A Certificates is reduced to zero, then the remaining amount of principal distributions distributable to the class of Class A Certificates on such Distribution Date and all subsequent Distribution Dates, will be distributed to the Class A Certificates remaining until the Certificate Principal Balance thereof has been reduced to zero.

INTEREST RATE CAP:           Beginning on the first Distribution Date, and for a
                             period of 24 months thereafter, an Interest Rate
                             Cap will be pledged to the Trust for the benefit of the Class A-2, M-1, M-2, B-1 and B-2 Certificates.
                             The Interest Rate Cap pays the Trust the difference between the then current 1-month LIBOR rate and 7.00% (on an Actual/360 day count basis) if the 1-month LIBOR rate exceeds 7.00% ("the Interest
                             Rate Cap Payment") as described herein.

INTEREST RATE CAP PAYMENT    The Interest Rate Cap Payment shall be available
ALLOCATION:                  sequentially to pay any Basis Risk Carry Forward
                             Amount due Classes A-2, M-1, M-2, B-1 and B-2.

ALLOCATION OF NET MONTHLY    For any Distribution Date, any Net Monthly Excess
EXCESS CASHFLOW:             Cashflow shall be paid as follows:

                             (i) to the Class M-1 Certificates, the unpaid interest shortfall amount;

                             (ii) to the Class M-1 Certificates, the allocated unreimbursed realized loss amount;

                             (iii) to the Class M-2 Certificates, the unpaid interest shortfall amount;

                             (iv) to the Class M-2 Certificates, the allocated unreimbursed realized loss amount;

                             (v) to the Class B-1 Certificates, the unpaid interest shortfall amount;

                             (vi) to the Class B-1 Certificates, the allocated unreimbursed realized loss amount;

                             (vii) to the Class B-2 Certificates, the unpaid interest shortfall amount;

                             (viii) to the Class B-2 Certificates, the allocated
                                    unreimbursed realized loss amount;

                             (ix) concurrently, any Class A-1 Basis Risk Carry Forward Amount to the Class A-1 Certificates, and any Class A-2 Basis Risk Carry Forward Amount to the Class A-2 Certificates; and

                             (x) sequentially, to Classes M-1, M-2, B-1 and B-2 Certificates, in such order, any Basis Risk Carry Forward Amount for such classes.

INTEREST REMITTANCE AMOUNT:  For any Distribution Date, the portion of available funds for such Distribution Date attributable to interest received or advanced on the Mortgage Loans.

ACCRUED CERTIFICATE          For any Distribution Date and each class of Offered
INTEREST:                    Certificates, equals the amount of interest accrued
                             during the related interest accrual period at the related Pass-through Rate, reduced by any prepayment interest shortfalls and shortfalls resulting from the application of the Soldiers' and Sailors' Civil Relief Act of 1940 or similar state law allocated to such class.

PRINCIPAL DISTRIBUTION       On any Distribution Date, the sum of (i) the Basic
AMOUNT:                      Principal Distribution Amount and (ii) the Extra
                             Principal Distribution Amount.

BASIC PRINCIPAL              On any Distribution Date, the excess of (i) the
DISTRIBUTION AMOUNT:         aggregate Principal Remittance Amount over (ii) the
                             Excess Subordinated Amount, if any.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

PRINCIPAL REMITTANCE         On any Distribution Date, the sum of (i) all
AMOUNT:                      scheduled payments of principal collected or
                             advanced on the Mortgage Loans during the Due
                             Period, (ii) the principal portion of all partial and full prepayments received during the month prior to the month during which such Distribution
                             Date occurs, (iii) the principal portion of all net liquidation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs, (iv) the principal portion of repurchased Mortgage Loans, the repurchase obligation for which arose during the month prior to the month during which such Distribution Date occurs and that were repurchased during the period from the prior Distribution Date through the business day prior to such Distribution
                             Date, (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and (vi) the principal portion of the termination price if the Optional Clean Up
                             Call is exercised.

NET MONTHLY EXCESS           For any Distribution Date is the amount of funds
CASHFLOW:                    available for distribution on such Distribution
                             Date remaining after making all distributions of interest and principal on the certificates.

EXTRA PRINCIPAL              For any Distribution Date, the lesser of (i) the
DISTRIBUTION AMOUNT:         excess of (x) interest collected or advanced with
                             respect to the Mortgage Loans with due dates in the related Due Period (less servicing and trustee fees), over (y) the sum of interest payable on the Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such
                             Distribution Date.

EXCESS SUBORDINATED AMOUNT:  For any Distribution Date, means the excess, if any of (i) the overcollateralization and (ii) the required overcollateralization for such Distribution Date.

CLASS A PRINCIPAL            For any Distribution Date, the percentage
ALLOCATION PERCENTAGE:       equivalent of a fraction, determined as follows:
                             (i) in the case of the Class A-1 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution
                             Date that is attributable to principal received or advanced on the Loan Group I Mortgage Loans and the denominator of which is (y) the Principal
                             Remittance Amount for such Distribution Date and
                             (ii) in the case of the Class A-2 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution
                             Date that is attributable to principal received or advanced on the Loan Group II Mortgage Loans and the denominator of which is (y) the Principal
                             Remittance Amount for such Distribution Date.

CLASS A PRINCIPAL            An amount equal to the excess of (x) the aggregate
DISTRIBUTION AMOUNT:         Certificate Principal Balance of the Class A
                             Certificates immediately prior to such Distribution
                             Date over (y) the lesser of (A) the product of (i) approximately 64.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus
                             $2,067,047.

CLASS M-1 PRINCIPAL          An amount equal to the excess of (x) the sum of
DISTRIBUTION AMOUNT:         (i) the aggregate Certificate Principal Balance of
                             the Class A Certificates (after taking into account the payment of the Class A Principal Distribution
                             Amount on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-1
                             Certificates immediately prior to such Distribution
                             Date over (y) the lesser of (A) the product of (i) approximately 77.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus
                             $2,067,047.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

CLASS M-2 PRINCIPAL          An amount equal to the excess of (x) the sum of
DISTRIBUTION AMOUNT:         (i) the aggregate Certificate Principal Balance of
                             the Class A Certificates (after taking into account the payment of the Class A Principal Distribution
                             Amount on such Distribution Date), (ii) the
                             Certificate Principal Balance of the Class M-1
                             Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date) and (iii) the Certificate
                             Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date over
                             (y) the lesser of (A) the product of (i) approximately 88.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus
                             $2,067,047.

CLASS B-1 PRINCIPAL          An amount equal to the excess of (x) the sum of
DISTRIBUTION AMOUNT:         (i) the aggregate Certificate Principal Balance of
                             the Class A Certificates (after taking into account the payment of the Class A Principal Distribution
                             Amount on such Distribution Date), (ii) the
                             Certificate Principal Balance of the Class M-1
                             Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate
                             Principal Balance of the Class M-2 Certificates
                             (after taking into account the payment of the Class
                             M-2 Principal Distribution Amount on such
                             Distribution Date), and (iv) the Certificate
                             Principal Balance of the Class B-1 Certificates immediately prior to such Distribution Date over
                             (y) the lesser of (A) the product of (i) approximately 95.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus
                             $2,067,047.

CLASS B-2 PRINCIPAL          An amount equal to the excess of (x) the sum of
DISTRIBUTION AMOUNT:         (i) the aggregate Certificate Principal Balance of
                             the Class A Certificates (after taking into account the payment of the Class A Principal Distribution
                             Amount on such Distribution Date), (ii) the
                             Certificate Principal Balance of the Class M-1
                             Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate
                             Principal Balance of the Class M-2 Certificates
                             (after taking into account the payment of the Class
                             M-2 Principal Distribution Amount on such
                             Distribution Date), (iv) the Certificate Principal
                             Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal
                             Distribution Amount on such Distribution Date) and
                             (v) the Certificate Principal Balance of the Class
                             B-2 Certificates immediately prior to such Distribution Date and over (y) the lesser of (A) the product of (i) approximately 97.50% and (ii) the aggregate principal balance of the Mortgage
                             Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related
                             Due Period minus $2,067,047.

TRUST TAX STATUS:            REMIC.

ERISA ELIGIBILITY:           Subject to the considerations in the Prospectus,
                             all Offered Certificates are ERISA eligible.

SMMEA ELIGIBILITY:           Not expected


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

PROSPECTUS:                  The Class A-2, Class M-1, Class M-2, Class B-1 and
                             Class B-2 Certificates are being offered pursuant to a prospectus supplemented by a prospectus supplement (together, the "Prospectus"). Complete information with respect to the Offered
                             Certificates and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

                             PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

TO MATURITY
-----------

                    PERCENTAGE OF CLASS A-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

       DATES             PPC 0%        PPC 75%        PPC 100%        PPC 125%        PPC 150%
--------------------- ------------ -------------- --------------- ---------------- ---------------
              Initial          100            100             100              100             100
          August 2003           99             79              72               66              59
          August 2004           98             60              49               38              29
          August 2005           97             44              31               20              10
          August 2006           96             34              25               18              10
          August 2007           94             28              19               13               8
          August 2008           93             22              14                9               5
          August 2009           91             18              11                6               3
          August 2010           89             15               8                4               2
          August 2011           87             12               6                3               2
          August 2012           85              9               4                2               1
          August 2013           83              8               3                1               0
          August 2014           80              6               3                1               0
          August 2015           77              5               2                0               0
          August 2016           74              4               1                0               0
          August 2017           68              3               1                0               0
          August 2018           64              2               1                0               0
          August 2019           60              2               0                0               0
          August 2020           56              1               0                0               0
          August 2021           52              1               0                0               0
          August 2022           47              1               0                0               0
          August 2023           42              0               0                0               0
          August 2024           37              0               0                0               0
          August 2025           33              0               0                0               0
          August 2026           29              0               0                0               0
          August 2027           24              0               0                0               0
          August 2028           20              0               0                0               0
          August 2029           14              0               0                0               0
          August 2030            9              0               0                0               0
          August 2031            3              0               0                0               0
          August 2032            0              0               0                0               0
Average Life to              18.54           4.05            3.03             2.33            1.81
Maturity (years)
Average Life to Call         18.50           3.74            2.78             2.13            1.64
(1) (years)

(1) 10% Optional Clean-Up Call


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

TO MATURITY
-----------

                    PERCENTAGE OF CLASS M-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

       DATES             PPC 0%           PPC 75%           PPC 100%         PPC 125%          PPC 150%
------------------- ---------------- ----------------- ----------------- ---------------- -----------------
            Initial              100               100               100              100               100
        August 2003              100               100               100              100               100
        August 2004              100               100               100              100               100
        August 2005              100               100               100              100               100
        August 2006              100                87                64               46                70
        August 2007              100                70                48               32                20
        August 2008              100                57                36               22                13
        August 2009              100                46                27               15                 8
        August 2010              100                37                20               10                 5
        August 2011              100                29                15                7                 1
        August 2012              100                24                11                5                 0
        August 2013              100                19                 8                1                 0
        August 2014              100                15                 6                0                 0
        August 2015              100                12                 4                0                 0
        August 2016              100                 9                 1                0                 0
        August 2017              100                 7                 0                0                 0
        August 2018              100                 6                 0                0                 0
        August 2019              100                 4                 0                0                 0
        August 2020              100                 2                 0                0                 0
        August 2021              100                 0                 0                0                 0
        August 2022              100                 0                 0                0                 0
        August 2023              100                 0                 0                0                 0
        August 2024              100                 0                 0                0                 0
        August 2025               90                 0                 0                0                 0
        August 2026               79                 0                 0                0                 0
        August 2027               67                 0                 0                0                 0
        August 2028               54                 0                 0                0                 0
        August 2029               40                 0                 0                0                 0
        August 2030               25                 0                 0                0                 0
        August 2031               11                 0                 0                0                 0
        August 2032                0                 0                 0                0                 0
 Average Life to               26.20              7.78              5.88             4.97              4.70
 Maturity (years)
 Average Life to               26.07              7.08              5.33             4.53              4.35
 Call (1) (years)

(1) 10% Optional Clean-Up Call


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

TO MATURITY
-----------

                    PERCENTAGE OF CLASS M-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

       DATES             PPC 0%           PPC 75%           PPC 100%         PPC 125%          PPC 150%
------------------- ---------------- ----------------- ----------------- ---------------- -----------------
            Initial              100               100               100              100               100
        August 2003              100               100               100              100               100
        August 2004              100               100               100              100               100
        August 2005              100               100               100              100               100
        August 2006              100                87                64               46                32
        August 2007              100                70                48               32                20
        August 2008              100                57                36               22                13
        August 2009              100                46                27               15                 8
        August 2010              100                37                20               10                 1
        August 2011              100                29                15                5                 0
        August 2012              100                24                11                1                 0
        August 2013              100                19                 8                0                 0
        August 2014              100                15                 3                0                 0
        August 2015              100                12                 0                0                 0
        August 2016              100                 9                 0                0                 0
        August 2017              100                 6                 0                0                 0
        August 2018              100                 3                 0                0                 0
        August 2019              100                 0                 0                0                 0
        August 2020              100                 0                 0                0                 0
        August 2021              100                 0                 0                0                 0
        August 2022              100                 0                 0                0                 0
        August 2023              100                 0                 0                0                 0
        August 2024              100                 0                 0                0                 0
        August 2025               90                 0                 0                0                 0
        August 2026               79                 0                 0                0                 0
        August 2027               67                 0                 0                0                 0
        August 2028               54                 0                 0                0                 0
        August 2029               40                 0                 0                0                 0
        August 2030               25                 0                 0                0                 0
        August 2031               11                 0                 0                0                 0
        August 2032                0                 0                 0                0                 0
 Average Life to               26.19              7.68              5.78             4.77              4.26
 Maturity (years)
 Average Life to               26.07              7.08              5.31             4.39              3.96
 Call (1) (years)

(1) 10% Optional Clean-Up Call


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

TO MATURITY
-----------

                    PERCENTAGE OF CLASS B-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

       Dates             PPC 0%        PPC 75%        PPC 100%        PPC 125%        PPC 150%
------------------- -------------- -------------- --------------- ---------------- ---------------
            Initial            100            100             100              100             100
        August 2003            100            100             100              100             100
        August 2004            100            100             100              100             100
        August 2005            100            100             100              100             100
        August 2006            100             87              64               46              32
        August 2007            100             70              48               32              19
        August 2008            100             57              36               22               7
        August 2009            100             46              27               11               0
        August 2010            100             37              18                3               0
        August 2011            100             29              10                0               0
        August 2012            100             24               4                0               0
        August 2013            100             17               0                0               0
        August 2014            100             11               0                0               0
        August 2015            100              6               0                0               0
        August 2016            100              2               0                0               0
        August 2017            100              0               0                0               0
        August 2018            100              0               0                0               0
        August 2019            100              0               0                0               0
        August 2020            100              0               0                0               0
        August 2021            100              0               0                0               0
        August 2022            100              0               0                0               0
        August 2023            100              0               0                0               0
        August 2024            100              0               0                0               0
        August 2025             90              0               0                0               0
        August 2026             79              0               0                0               0
        August 2027             67              0               0                0               0
        August 2028             54              0               0                0               0
        August 2029             40              0               0                0               0
        August 2030             25              0               0                0               0
        August 2031              5              0               0                0               0
        August 2032              0              0               0                0               0
 Average Life to             26.14           7.39            5.53             4.52            3.96
 Maturity (years)
 Average Life to             26.07           7.08            5.29             4.33            3.81
 Call (1) (years)

(1) 10% Optional Clean-Up Call


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

TO MATURITY
-----------

                    PERCENTAGE OF CLASS B-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

         Dates             PPC 0%         PPC 75%           PPC 100%         PPC 125%          PPC 150%
---------------------- ------------- ----------------- ----------------- ---------------- -----------------
               Initial           100               100               100              100               100
           August 2003           100               100               100              100               100
           August 2004           100               100               100              100               100
           August 2005           100               100               100              100               100
           August 2006           100                87                64               46                23
           August 2007           100                70                48               22                 0
           August 2008           100                57                31                0                 0
           August 2009           100                46                10                0                 0
           August 2010           100                33                 0                0                 0
           August 2011           100                16                 0                0                 0
           August 2012           100                 3                 0                0                 0
           August 2013           100                 0                 0                0                 0
           August 2014           100                 0                 0                0                 0
           August 2015           100                 0                 0                0                 0
           August 2016           100                 0                 0                0                 0
           August 2017           100                 0                 0                0                 0
           August 2018           100                 0                 0                0                 0
           August 2019           100                 0                 0                0                 0
           August 2020           100                 0                 0                0                 0
           August 2021           100                 0                 0                0                 0
           August 2022           100                 0                 0                0                 0
           August 2023           100                 0                 0                0                 0
           August 2024           100                 0                 0                0                 0
           August 2025            90                 0                 0                0                 0
           August 2026            79                 0                 0                0                 0
           August 2027            67                 0                 0                0                 0
           August 2028            54                 0                 0                0                 0
           August 2029            40                 0                 0                0                 0
           August 2030             7                 0                 0                0                 0
           August 2031             0                 0                 0                0                 0
           August 2032             0                 0                 0                0                 0
 Average Life to               25.90              6.66              4.98             4.06              3.54
 Maturity (years)
 Average Life to Call          25.90              6.66              4.98             4.06              3.54
 (1) (years)

(1) 10% Optional Clean-Up Call


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

                                         SCHEDULE OF AVAILABLE FUNDS AND
                             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)

      PERIOD       CLASS A-2 CAP (%)  CLASS M-1 CAP (%)  CLASS M-2 CAP (%)  CLASS B-1 CAP (%)  CLASS B-2 CAP (%)
-----------------  -----------------  -----------------  -----------------  -----------------  -----------------
                       ACTUAL/360         ACTUAL/360         ACTUAL/360         ACTUAL/360         ACTUAL/360
        0                          -                  -                  -                  -                  -
        1                          *                  *                  *                  *                  *
        2                          *                  *                  *                  *                  *
        3                          *                  *                  *                  *                  *
        4                          *                  *                  *                  *                  *
        5                          *                  *                  *                  *                  *
        6                          *                  *                  *                  *                  *
        7                          *                  *                  *                  *                  *
        8                          *                  *                  *                  *                  *
        9                          *                  *                  *                  *                  *
        10                         *                  *                  *                  *                  *
        11                         *                  *                  *                  *                  *
        12                         *                  *                  *                  *                  *
        13                         *                  *                  *                  *                  *
        14                         *                  *                  *                  *                  *
        15                         *                  *                  *                  *                  *
        16                         *                  *                  *                  *                  *
        17                         *                  *                  *                  *                  *
        18                         *                  *                  *                  *                  *
        19                         *                  *                  *                  *                  *
        20                         *                  *                  *                  *                  *
        21                         *                  *                  *                  *                  *
        22                         *                  *                  *                  *                  *
        23                         *                  *                  *                  *                  *
        24                         *                  *                  *                  *                  *
        25                     10.10              10.13              10.13              10.13              10.13
        26                     10.44              10.47              10.47              10.47              10.47
        27                     10.12              10.13              10.13              10.13              10.13
        28                     10.47              10.46              10.46              10.46              10.46
        29                     10.60              10.31              10.31              10.31              10.31
        30                     10.79              10.80              10.80              10.80              10.80
        31                     11.96              11.96              11.96              11.96              11.96
        32                     10.82              10.80              10.80              10.80              10.80
        33                     11.20              11.16              11.16              11.16              11.16
        34                     10.85              10.80              10.80              10.80              10.80
        35                     11.73              11.41              11.41              11.41              11.41
        36                     11.75              11.61              11.61              11.61              11.61
        37                     20.74              11.61              11.61              11.61              11.61

*    In these periods the Certificates are effectively uncapped.

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

                                         SCHEDULE OF AVAILABLE FUNDS AND
                             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)

      PERIOD       CLASS A-2 CAP (%)  CLASS M-1 CAP (%)  CLASS M-2 CAP (%)  CLASS B-1 CAP (%)  CLASS B-2 CAP (%)
-----------------  -----------------  -----------------  -----------------  -----------------  -----------------
                       ACTUAL/360         ACTUAL/360         ACTUAL/360         ACTUAL/360         ACTUAL/360
        38                     13.26              11.99              11.99              11.99              11.99
        39                     12.79              11.60              11.60              11.60              11.60
        40                     13.18              11.99              11.99              11.99              11.99
        41                     13.18              11.80              11.80              11.80              11.80
        42                     13.42              12.32              12.32              12.32              12.32
        43                     14.86              13.63              13.63              13.63              13.63
        44                     13.42              12.31              12.31              12.31              12.31
        45                     13.87              12.72              12.72              12.72              12.72
        46                     13.42              12.31              12.31              12.31              12.31
        47                     13.88              12.74              12.74              12.74              12.74
        48                     13.50              12.36              12.36              12.36              12.36
        49                     13.49              12.36              12.36              12.36              12.36
        50                     13.94              12.77              12.77              12.77              12.77
        51                     13.49              12.35              12.35              12.35              12.35
        52                     13.94              12.76              12.76              12.76              12.76
        53                     13.50              12.37              12.37              12.37              12.37
        54                     13.56              12.39              12.39              12.39              12.39
        55                     15.01              13.72              13.72              13.72              13.72
        56                     13.56              12.39              12.39              12.39              12.39
        57                     14.01              12.80              12.80              12.80              12.80
        58                     13.55              12.39              12.39              12.39              12.39
        59                     14.00              12.80              12.80              12.80              12.80
        60                     13.55              12.38              12.38              12.38              12.38
        61                     13.55              12.38              12.38              12.38              12.38
        62                     14.00              12.79              12.79              12.79              12.79
        63                     13.55              12.38              12.38              12.38              12.38
        64                     14.00              12.79              12.79              12.79              12.79
        65                     13.54              12.38              12.38              12.38              12.38
        66                     13.54              12.37              12.37              12.37              12.37
        67                     14.47              13.23              13.23              13.23              13.23
        68                     13.54              12.37              12.37              12.37              12.37
        69                     13.14              12.78              12.78              12.78              12.78
        70                     12.47              12.37              12.37              12.37              12.37
        71                     12.90              12.78              12.78              12.78              12.78
        72                     12.49              12.37              12.37              12.37              12.37
        73                     12.50              12.36              12.36              12.36              12.36
        74                     12.93              12.77              12.77              12.77              12.77

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

                                         SCHEDULE OF AVAILABLE FUNDS AND
                             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)

      PERIOD       CLASS A-2 CAP (%)  CLASS M-1 CAP (%)  CLASS M-2 CAP (%)  CLASS B-1 CAP (%)  CLASS B-2 CAP (%)
-----------------  -----------------  -----------------  -----------------  -----------------  -----------------
                       ACTUAL/360         ACTUAL/360         ACTUAL/360         ACTUAL/360         ACTUAL/360
        75                     12.52              12.36              12.36              12.36              12.36
        76                     12.95              12.77              12.77              12.77              12.77
        77                     12.55              12.36              12.36              12.36              12.36
        78                     12.56              12.36              12.36              12.36              12.36
        79                     13.92              13.68              13.68              13.68              13.68
        80                     12.59              12.35              12.35              12.35              12.35
        81                     13.02              12.76              12.76              12.76              12.76
        82                     12.62              12.35              12.35              12.35              12.35
        83                     13.05              12.76              12.76              12.76              12.76
        84                     12.64              12.35              12.35              12.35              12.35
        85                     12.66              12.35              12.35              12.35              12.35
        86                     13.10              12.76              12.76              12.76              12.76
        87                     12.69              12.34              12.34              12.34              12.34
        88                     13.13              12.75              12.75              12.75              12.75
        89                     12.72              12.34              12.34              12.34              12.34
        90                     12.74              12.34              12.34              12.34              12.34
        91                     14.13              13.66              13.66              13.66              13.66
        92                     12.78              12.34              12.34              12.34              12.34
        93                     13.22              12.75              12.75              12.75              12.75
        94                     12.82              12.33              12.33              12.33                  -
        95                     13.26              12.74              12.74              12.74                  -
        96                     12.86              12.33              12.33              12.33                  -
        97                     12.88              12.33              12.33              12.33                  -
        98                     13.33              12.74              12.74              12.74                  -
        99                     12.92              12.33              12.33              12.33                  -
       100                     13.38              12.74              12.74              12.74                  -
       101                     12.97              12.32              12.32              12.32                  -
       102                     12.99              12.32              12.32              12.32                  -
       103                     14.41              13.64              13.64              13.64                  -
       104                     13.04              12.32              12.32              12.32                  -
       105                     13.50              12.73              12.73              12.73                  -
       106                     13.09              12.32              12.32              12.32                  -
       107                     13.56              12.73              12.73              12.73                  -
       108                     13.15              12.32              12.32              12.32                  -
       109                     13.18              12.31              12.31              12.31                  -
       110                     13.65              12.72              12.72              12.72                  -
       111                     13.24              12.31              12.31              12.31                  -
       112                     13.71              12.72              12.72              12.72                  -


(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

                                         SCHEDULE OF AVAILABLE FUNDS AND
                             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)

      PERIOD       CLASS A-2 CAP (%)  CLASS M-1 CAP (%)  CLASS M-2 CAP (%)  CLASS B-1 CAP (%)  CLASS B-2 CAP (%)
-----------------  -----------------  -----------------  -----------------  -----------------  -----------------
                       ACTUAL/360         ACTUAL/360         ACTUAL/360         ACTUAL/360         ACTUAL/360
       113                     13.30              12.31              12.31              12.31                  -
       114                     13.33              12.31              12.31              12.31                  -
       115                     14.29              13.16              13.16              13.16                  -
       116                     13.40              12.31              12.31              12.31                  -
       117                     13.88              12.71              12.71              12.71                  -
       118                     13.47              12.30              12.30              12.30                  -
       119                     13.96              12.71              12.71              12.71                  -
       120                     13.55              12.30              12.30              12.30                  -
       121                     13.59              12.30              12.30              12.30                  -
       122                     14.08              12.71              12.71              12.71                  -
       123                     13.67              12.30              12.30              12.30                  -
       124                     14.17              12.71              12.71              12.71                  -
       125                     13.76              12.30              12.30              12.30                  -
       126                     13.80              12.29              12.29              12.29                  -
       127                     15.33              13.61              13.61              13.61                  -
       128                     13.89              12.29              12.29              12.29                  -
       129                     14.41              12.70              12.70              12.70                  -
       130                     13.99              12.29              12.29              12.29                  -
       131                     14.51              12.70              12.70              12.70                  -
       132                     14.09              12.29              12.29              12.29                  -
       133                     14.15              12.29              12.29              12.29                  -
       134                     14.68              12.70              12.70                  -                  -
       135                     14.26              12.28              12.28                  -                  -
       136                     14.79              12.69              12.69                  -                  -
       137                     14.38              12.28              12.28                  -                  -
       138                     14.44              12.28              12.28                  -                  -
       139                     16.05              13.60              13.60                  -                  -
       140                     14.56              12.28              12.28                  -                  -
       141                     15.12              12.69              12.69                  -                  -
       142                     14.70              12.28              12.28                  -                  -
       143                     15.26              12.69              12.69                  -                  -
       144                     14.84              12.28              12.28                  -                  -
       145                     14.91              12.28              12.28                  -                  -
       146                     15.48              12.68              12.68                  -                  -
       147                     15.06              12.27              12.27                  -                  -
       148                     15.64              12.68              12.68                  -                  -
       149                     15.22              12.27              12.27                  -                  -
       150                     15.30              12.27              12.27                  -                  -

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

                                         SCHEDULE OF AVAILABLE FUNDS AND
                             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)

      PERIOD       CLASS A-2 CAP (%)  CLASS M-1 CAP (%)  CLASS M-2 CAP (%)  CLASS B-1 CAP (%)  CLASS B-2 CAP (%)
-----------------  -----------------  -----------------  -----------------  -----------------  -----------------
                       ACTUAL/360         ACTUAL/360         ACTUAL/360         ACTUAL/360         ACTUAL/360
       151                     17.04              13.59              13.59                  -                  -
       152                     15.48              12.27              12.27                  -                  -
       153                     16.08              12.68              12.68                  -                  -
       154                     15.66              12.27              12.27                  -                  -
       155                     16.28              12.68              12.68                  -                  -
       156                     15.85              12.27              12.27                  -                  -
       157                     15.95              12.27              12.27                  -                  -
       158                     16.59              12.67              12.67                  -                  -
       159                     16.16              12.26              12.26                  -                  -
       160                     16.80              12.67                  -                  -                  -
       161                     16.37              12.26                  -                  -                  -
       162                     16.49              12.26                  -                  -                  -
       163                     17.75              13.11                  -                  -                  -
       164                     16.72              12.26                  -                  -                  -
       165                     17.41              12.67                  -                  -                  -
       166                     16.97              12.26                  -                  -                  -
       167                     17.67              12.67                  -                  -                  -
       168                     17.23              12.26                  -                  -                  -
       169                     17.37              12.26                  -                  -                  -
       170                     18.09              12.67                  -                  -                  -
       171                     17.65              12.26                  -                  -                  -
       172                     18.39              12.67                  -                  -                  -
       173                     17.95              12.26                  -                  -                  -
       174                     18.11              12.26                  -                  -                  -
       175                     20.22              13.57                  -                  -                  -
       176                     18.43              12.25                  -                  -                  -
       177                     19.22              12.66                  -                  -                  -
       178                     18.90                  -                  -                  -                  -
       179                     20.24                  -                  -                  -                  -
       180                     19.91                  -                  -                  -                  -
       181                     20.25                  -                  -                  -                  -
       182                     21.31                  -                  -                  -                  -
       183                     21.01                  -                  -                  -                  -
       184                     22.13                  -                  -                  -                  -
       185                     21.86                  -                  -                  -                  -
       186                     22.33                  -                  -                  -                  -
       187                     25.29                  -                  -                  -                  -
       188                     23.38                  -                  -                  -                  -

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

                                         SCHEDULE OF AVAILABLE FUNDS AND
                             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)

      PERIOD       CLASS A-2 CAP (%)  CLASS M-1 CAP (%)  CLASS M-2 CAP (%)  CLASS B-1 CAP (%)  CLASS B-2 CAP (%)
-----------------  -----------------  -----------------  -----------------  -----------------  -----------------
                       ACTUAL/360         ACTUAL/360         ACTUAL/360         ACTUAL/360         ACTUAL/360
       189                     24.77                  -                  -                  -                  -
       190                     24.60                  -                  -                  -                  -
       191                     26.13                  -                  -                  -                  -
       192                     26.04                  -                  -                  -                  -
       193                     26.85                  -                  -                  -                  -
       194                     28.66                  -                  -                  -                  -
       195                     28.71                  -                  -                  -                  -
       196                     30.78                  -                  -                  -                  -
       197                     30.98                  -                  -                  -                  -
       198                     32.30                  -                  -                  -                  -
       199                     37.41                  -                  -                  -                  -
       200                     35.46                  -                  -                  -                  -
       201                     38.60                  -                  -                  -                  -
       202                     39.53                  -                  -                  -                  -
       203                     43.44                  -                  -                  -                  -
       204                     44.98                  -                  -                  -                  -
       205                     48.45                  -                  -                  -                  -
       206                     54.37                  -                  -                  -                  -
       207                     57.71                  -                  -                  -                  -
       208                     66.23                  -                  -                  -                  -
       209                     72.29                  -                  -                  -                  -
       210                     83.23                  -                  -                  -                  -
       211                    105.33                  -                  -                  -                  -
       212                    121.47                  -                  -                  -                  -
       213                    164.90                  -                  -                  -                  -
       214                    235.35                  -                  -                  -                  -
       215                    475.38                  -                  -                  -                  -
       216                         *                  -                  -                  -                  -

*    In Period 216 A-2 receives $75,695 on a balance of $988



(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


This information is being delivered to a specific number of prospective
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--------------------------------------------------------------------------------

MORGAN STANLEY
2002 - OOM - 1
TERM SHEET
1 2
2,876 RECORDS
BALANCE: 413,409,421



1. SUMMARY STATISTICS

Number of Mortgage Loans: 2,314
Aggregate Principal Balance: 286,399,515
Weighted Average Current Mortgage Rate: 8.977
Weighted Average Margin: 6.017
Weighted Average Maximum Rate: 15.004
Weighted Average Minimum Rate: 9.004
Weighted Average Original Term: 353
Weighted Average Stated Remaining Term: 350
Weighted Average Original LTV: 79.19
% First Lien: 100.00
% Owner Occupied: 94.62
% Purchase: 29.82
% Full Doc: 67.01
Weighted Average Credit Score: 593

2. PRODUCT TYPES


                                                                % OF
                                                              MORTGAGE
                                                               POOL BY
                                           AGGREGATE          AGGREGATE         WEIGHTED
                         NUMBER             CUT-OFF             CUT-OFF          AVERAGE          WEIGHTED          WEIGHTED
                           OF                DATE                DATE             GROSS            AVERAGE           AVERAGE
                        MORTGAGE           PRINCIPAL           PRINCIPAL        INTEREST          REMAINING         ORIGINAL
PRODUCT TYPES             LOANS             BALANCE             BALANCE           RATE              TERM               LTV
-----------------------------------------------------------------------------------------------------------------------------
Fixed - 10 Year             7                 476,847            0.17             8.822               118             72.99
Fixed - 15 Year            62               4,390,775            1.53             9.154               178             67.49
Fixed - 20 Year            37               2,930,374            1.02             8.401               238             76.87
Fixed - 30 Year           399              44,371,390           15.49             8.824               358             78.04
Balloon - 15/30            50               4,505,726            1.57             9.325               178             73.43
ARM - 6 Month               2                 255,951            0.09             7.053               358             85.79
ARM - 2 Year/6 Month    1,681             220,488,563           76.99             9.016               358             79.78
ARM - 3 Year/6 Month       76               8,979,890            3.14             8.765               357             79.72
TOTAL:                  2,314             286,399,515             100             8.977               350             79.19



3. RANGE OF GROSS INTEREST RATES (%)

                                                                % OF
                                                              MORTGAGE
                                                               POOL BY
                                           AGGREGATE          AGGREGATE         WEIGHTED
                         NUMBER             CUT-OFF             CUT-OFF          AVERAGE          WEIGHTED          WEIGHTED
                           OF                DATE                DATE             GROSS            AVERAGE           AVERAGE
RANGE OF GROSS          MORTGAGE           PRINCIPAL           PRINCIPAL        INTEREST          REMAINING         ORIGINAL
INTEREST RATES (%)        LOANS             BALANCE             BALANCE           RATE              TERM               LTV
-----------------------------------------------------------------------------------------------------------------------------
6.000 - 6.499              11               1,756,910            0.61              6.37               358              69.1
6.500 - 6.999              58               8,757,694            3.06              6.82               353             75.45
7.000 - 7.499             137              20,067,844            7.01             7.265               342             75.29
7.500 - 7.999             227              35,337,170           12.34             7.785               350             76.95
8.000 - 8.499             252              33,367,179           11.65             8.264               353             80.73
8.500 - 8.999             384              51,128,567           17.85             8.764               352              81.3
9.000 - 9.499             293              36,719,249           12.82             9.219               353                80
9.500 - 9.999             395              48,473,803           16.93             9.745               351             80.28
10.000 - 10.499           207              22,098,676            7.72            10.227               352             79.52
10.500 - 10.999           193              17,120,662            5.98            10.746               346             79.27
11.000 - 11.499            70               5,905,045            2.06            11.243               348             78.41
11.500 - 11.999            50               3,743,839            1.31            11.757               335             73.81
12.000 - 12.499            17               1,026,252            0.36             12.16               330             70.69
12.500 - 12.999            11                 553,509            0.19            12.741               323             69.67
13.000 - 13.499             5                 182,674            0.06              13.3               280             58.51
13.500 - 13.999             2                  86,383            0.03            13.666               358             71.14
14.000 - 14.499             2                  74,058            0.03            14.079               357                65
TOTAL:                  2,314             286,399,515             100             8.977               350             79.19
Minimum: 6.000
Maximum: 14.140
Weighted Average: 8.977



4. RANGE OF CUT-OFF DATE PRINCIPAL BALANCES ($)

                                                                % OF
                                                              MORTGAGE
                                                               POOL BY
                                           AGGREGATE          AGGREGATE         WEIGHTED
                         NUMBER             CUT-OFF             CUT-OFF          AVERAGE          WEIGHTED          WEIGHTED
RANGE OF CUT-OFF           OF                DATE                DATE             GROSS            AVERAGE           AVERAGE
DATE PRINCIPAL          MORTGAGE           PRINCIPAL           PRINCIPAL        INTEREST          REMAINING         ORIGINAL
BALANCES ($)              LOANS             BALANCE             BALANCE           RATE              TERM               LTV
-----------------------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00          221               9,234,327            3.22            10.371               328             70.13
50,000.01 - 100,000.00    793              57,819,200           20.19             9.371               341             78.59
100,000.01 - 150,000.00   576              72,325,819           25.25             9.021               349             79.51
150,000.01 - 200,000.00   408              71,180,059           24.85             8.693               357             79.66
200,000.01 - 250,000.00   219              48,813,117           17.04             8.672               355             79.49
250,000.01 - 300,000.00    85              22,964,038            8.02             8.855               356             80.84
300,000.01 - 350,000.00     8               2,577,781             0.9              8.48               358              76.9
350,000.01 - 400,000.00     4               1,485,173            0.52             9.271               357             88.44
TOTAL:                  2,314             286,399,515             100             8.977               350             79.19
Minimum: 20,389
Maximum: 398,876
verage: 123,768



5. RANGE OF ORIGINAL TERMS (MONTHS)

                                                                % OF
                                                              MORTGAGE
                                                               POOL BY
                                           AGGREGATE          AGGREGATE         WEIGHTED
                         NUMBER             CUT-OFF             CUT-OFF          AVERAGE          WEIGHTED          WEIGHTED
                           OF                DATE                DATE             GROSS            AVERAGE           AVERAGE
RANGE OF                MORTGAGE           PRINCIPAL           PRINCIPAL        INTEREST          REMAINING         ORIGINAL
ORIGINAL TERMS (MONTHS)   LOANS             BALANCE             BALANCE           RATE              TERM               LTV
-----------------------------------------------------------------------------------------------------------------------------
61 - 120                    7                 476,847            0.17             8.822               118             72.99
121 - 180                 116               9,111,446            3.18              9.27               178             70.63
181 - 240                  37               2,930,374            1.02             8.401               238             76.87
301 - 360               2,154             273,880,848           95.63             8.974               358             79.51
TOTAL:                  2,314             286,399,515             100             8.977               350             79.19
Minimum: 120
Maximum: 360
Weighted Average: 353



6. RANGE OF AMORTIZING ORIGINAL TERMS (MONTHS)

                                                                % OF
                                                              MORTGAGE
                                                               POOL BY
                                           AGGREGATE          AGGREGATE         WEIGHTED
                         NUMBER             CUT-OFF             CUT-OFF          AVERAGE          WEIGHTED          WEIGHTED
                           OF                DATE                DATE             GROSS            AVERAGE           AVERAGE
RANGE OF AMORTIZING     MORTGAGE           PRINCIPAL           PRINCIPAL        INTEREST          REMAINING         ORIGINAL
ORIGINAL TERMS (MONTHS)   LOANS             BALANCE             BALANCE           RATE              TERM               LTV
-----------------------------------------------------------------------------------------------------------------------------
61 - 120                    7                 476,847            0.17             8.822               118             72.99
121 - 180                  66               4,605,720            1.61             9.217               178              67.9
181 - 240                  37               2,930,374            1.02             8.401               238             76.87
301 - 360               2,204             278,386,573            97.2              8.98               355             79.41
TOTAL:                  2,314             286,399,515             100             8.977               350             79.19
Minimum: 120
Maximum: 360
Weighted Average: 355



7. RANGE OF STATED REMAINING TERMS (MONTHS)

                                                                % OF
                                                              MORTGAGE
                                                               POOL BY
                                           AGGREGATE          AGGREGATE         WEIGHTED
                         NUMBER             CUT-OFF             CUT-OFF          AVERAGE          WEIGHTED          WEIGHTED
                           OF                DATE                DATE             GROSS            AVERAGE           AVERAGE
RANGE OF STATED         MORTGAGE           PRINCIPAL           PRINCIPAL        INTEREST          REMAINING         ORIGINAL
REMAINING TERMS (MONTHS)  LOANS             BALANCE             BALANCE           RATE              TERM               LTV
-----------------------------------------------------------------------------------------------------------------------------
109 - 120                   7                 476,847            0.17             8.822               118             72.99
169 - 180                 116               9,111,446            3.18              9.27               178             70.63
229 - 240                  37               2,930,374            1.02             8.401               238             76.87
349 - 360               2,154             273,880,848           95.63             8.974               358             79.51
TOTAL:                  2,314             286,399,515             100             8.977               350             79.19
Minimum: 117
Maximum: 358
Weighted Average: 350



8. RANGE OF AMORTIZING REMAINING TERMS (MONTHS)

                                                                % OF
                                                              MORTGAGE
                                                               POOL BY
                                           AGGREGATE          AGGREGATE         WEIGHTED
                         NUMBER             CUT-OFF             CUT-OFF          AVERAGE          WEIGHTED          WEIGHTED
                           OF                DATE                DATE             GROSS            AVERAGE           AVERAGE
RANGE OF AMORTIZING     MORTGAGE           PRINCIPAL           PRINCIPAL        INTEREST          REMAINING         ORIGINAL
REMAINING TERMS (MONTHS)  LOANS             BALANCE             BALANCE           RATE              TERM               LTV
-----------------------------------------------------------------------------------------------------------------------------
49 - 60                     1                  20,389            0.01              10.6               238                80
109 - 120                   7                 476,847            0.17             8.822               118             72.99
169 - 180                  66               4,605,720            1.61             9.217               178              67.9
205 - 216                   1                  40,200            0.01             10.75               238             68.69
229 - 240                  34               2,740,103            0.96             8.414               238             77.67
289 - 300                   1                  36,431            0.01               7.6               358             44.77
313 - 324                   2                 138,609            0.05            10.312               357                80
325 - 336                   5                 447,974            0.16             8.932               357             69.99
337 - 348                  14               1,395,602            0.49             8.747               340             78.57
349 - 360               2,183             276,497,640           96.54             8.979               355             79.42
TOTAL:                  2,314             286,399,515             100             8.977               350             79.19
Minimum: 59
Maximum: 359
Weighted Average: 353



9. RANGE OF ORIGINAL LTV RATIOS

                                                                % OF
                                                              MORTGAGE
                                                               POOL BY
                                           AGGREGATE          AGGREGATE         WEIGHTED
                         NUMBER             CUT-OFF             CUT-OFF          AVERAGE          WEIGHTED          WEIGHTED
                           OF                DATE                DATE             GROSS            AVERAGE           AVERAGE
RANGE OF                MORTGAGE           PRINCIPAL           PRINCIPAL        INTEREST          REMAINING         ORIGINAL
ORIGINAL LTV RATIOS       LOANS             BALANCE             BALANCE           RATE              TERM               LTV
-----------------------------------------------------------------------------------------------------------------------------
<= 40.00                   39               2,901,764            1.01             8.827               349             33.82
40.01 - 50.00              42               4,621,456            1.61             8.856               318             45.49
50.01 - 60.00              94              10,625,869            3.71             8.578               336             55.99
60.01 - 70.00             307              36,909,569           12.89             8.827               346             66.76
70.01 - 80.00           1,097             132,654,715           46.32             9.098               351             78.37
80.01 - 90.00             543              74,136,949           25.89             8.999               354             88.41
90.01 - 100.00            192              24,549,192            8.57               8.7               354             96.15
TOTAL:                  2,314             286,399,515             100             8.977               350             79.19
Minimum: 10.71
Maximum: 100.00
Weighted Average: 79.19



10. RANGE OF GROSS MARGINS (%)

                                                                % OF
                                                              MORTGAGE
                                                               POOL BY
                                           AGGREGATE          AGGREGATE         WEIGHTED
                         NUMBER             CUT-OFF             CUT-OFF          AVERAGE          WEIGHTED          WEIGHTED
                           OF                DATE                DATE             GROSS            AVERAGE           AVERAGE
RANGE OF                MORTGAGE           PRINCIPAL           PRINCIPAL        INTEREST          REMAINING         ORIGINAL
GROSS MARGINS (%)         LOANS             BALANCE             BALANCE           RATE              TERM               LTV
-----------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans          555              56,675,111           19.79             8.868               321             76.75
<=5.000                   216              33,379,687           11.65             7.507               358             73.24
5.001 - 5.500             253              37,226,724              13             8.288               358             79.69
5.501 - 6.000             365              49,389,201           17.24             8.719               358             82.15
6.001 - 6.500             350              45,046,494           15.73             9.375               358             81.13
6.501 - 7.000             268              31,944,896           11.15              9.85               357             80.34
7.001 - 7.500             159              17,476,166             6.1            10.095               357             81.85
7.501 - 8.000             111              11,616,632            4.06            10.724               356             81.25
8.001 - 8.500              20               1,667,340            0.58            10.654               358             78.72
8.501 - 9.000               9               1,268,958            0.44            11.462               357              66.2
>9.000                      8                 708,306            0.25            11.952               357             70.63
TOTAL:                  2,314             286,399,515             100             8.977               350             79.19
Minimum: 3.000
Maximum: 11.000
Weighted Average: 6.017



11. RANGE OF MINIMUM MORTGAGE RATES (%)

                                                                % OF
                                                              MORTGAGE
                                                               POOL BY
                                           AGGREGATE          AGGREGATE         WEIGHTED
                         NUMBER             CUT-OFF             CUT-OFF          AVERAGE          WEIGHTED          WEIGHTED
                           OF                DATE                DATE             GROSS            AVERAGE           AVERAGE
RANGE OF MINIMUM        MORTGAGE           PRINCIPAL           PRINCIPAL        INTEREST          REMAINING         ORIGINAL
MORTGAGE RATES (%)        LOANS             BALANCE             BALANCE           RATE              TERM               LTV
-----------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans          555              56,675,111           19.79             8.868               321             76.75
5.501 - 6.000               1                 141,826            0.05                 6               358                90
6.001 - 6.500              11               1,686,953            0.59             6.407               358             67.81
6.501 - 7.000              46               7,257,726            2.53             6.814               358              77.4
7.001 - 7.500              82              13,692,636            4.78             7.313               358             77.06
7.501 - 8.000             155              25,686,414            8.97             7.823               358              78.2
8.001 - 8.500             225              31,247,716           10.91             8.318               358             81.53
8.501 - 9.000             303              41,468,291           14.48             8.811               358             81.74
9.001 - 9.500             247              32,193,733           11.24             9.287               358              79.7
9.501 - 10.000            295              37,874,870           13.22             9.787               357             80.47
10.001 -10.500            169              18,526,507            6.47             10.26               357             79.36
10.501 - 11.000           124              12,062,652            4.21            10.767               358             79.81
11.001 - 11.500            54               4,344,462            1.52            11.266               358             78.12
11.501 - 12.000            29               2,458,384            0.86            11.759               352             73.58
12.001 - 12.500             9                 648,216            0.23            12.179               358             66.54
12.501 - 13.000             4                 252,342            0.09            12.741               355             69.02
13.001 - 13.500             3                 103,105            0.04            13.231               358             55.83
13.501 - 14.000             2                  78,569            0.03            13.734               358             70.91
TOTAL:                  2,314             286,399,515             100             8.977               350             79.19
Minimum: 6.000
Maximum: 14.000
Weighted Average: 9.004



12. RANGE OF MAXIMUM LOAN RATES (%)

                                                                % OF
                                                              MORTGAGE
                                                               POOL BY
                                           AGGREGATE          AGGREGATE         WEIGHTED
                         NUMBER             CUT-OFF             CUT-OFF          AVERAGE          WEIGHTED          WEIGHTED
                           OF                DATE                DATE             GROSS            AVERAGE           AVERAGE
RANGE OF MAXIMUM        MORTGAGE           PRINCIPAL           PRINCIPAL        INTEREST          REMAINING         ORIGINAL
LOANS RATES (%)           LOANS             BALANCE             BALANCE           RATE              TERM               LTV
-----------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans          555              56,675,111           19.79             8.868               321             76.75
<= 13.000                  58               9,086,505            3.17             6.726               358             75.82
13.001 - 13.500            82              13,692,636            4.78             7.313               358             77.06
13.501 - 14.000           155              25,686,414            8.97             7.823               358              78.2
14.001 - 14.500           225              31,247,716           10.91             8.318               358             81.53
14.501 - 15.000           303              41,468,291           14.48             8.811               358             81.74
15.001 - 15.500           247              32,193,733           11.24             9.287               358              79.7
15.501 - 16.000           295              37,874,870           13.22             9.787               357             80.47
16.001 - 16.500           169              18,526,507            6.47             10.26               357             79.36
16.501 - 17.000           124              12,062,652            4.21            10.767               358             79.81
17.001 - 17.500            54               4,344,462            1.52            11.266               358             78.12
17.501 - 18.000            29               2,458,384            0.86            11.759               352             73.58
18.001 - 18.500             9                 648,216            0.23            12.179               358             66.54
18.501 - 19.000             4                 252,342            0.09            12.741               355             69.02
19.001 - 19.500             3                 103,105            0.04            13.231               358             55.83
19.501 - 20.000             2                  78,569            0.03            13.734               358             70.91
TOTAL:                  2,314             286,399,515             100             8.977               350             79.19
Minimum: 12.000
Maximum: 20.000
Weighted Average: 15.004



13. INITIAL PERIODIC CAP (%)

                                                                % OF
                                                              MORTGAGE
                                                               POOL BY
                                           AGGREGATE          AGGREGATE         WEIGHTED
                         NUMBER             CUT-OFF             CUT-OFF          AVERAGE          WEIGHTED          WEIGHTED
                           OF                DATE                DATE             GROSS            AVERAGE           AVERAGE
INITIAL                 MORTGAGE           PRINCIPAL           PRINCIPAL        INTEREST          REMAINING         ORIGINAL
PERIODIC CAP (%)          LOANS             BALANCE             BALANCE           RATE              TERM               LTV
-----------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans          555              56,675,111           19.79             8.868               321             76.75
1                           2                 255,951            0.09             7.053               358             85.79
3                       1,757             229,468,453           80.12             9.006               358             79.78
TOTAL:                  2,314             286,399,515             100             8.977               350             79.19
Minimum: 1.000
Maximum: 3.000
Weighted Average: 2.998



14. SUBSEQUENT PERIODIC CAP (%)

                                                                % OF
                                                              MORTGAGE
                                                               POOL BY
                                           AGGREGATE          AGGREGATE         WEIGHTED
                         NUMBER             CUT-OFF             CUT-OFF          AVERAGE          WEIGHTED          WEIGHTED
                           OF                DATE                DATE             GROSS            AVERAGE           AVERAGE
SUBSEQUENT              MORTGAGE           PRINCIPAL           PRINCIPAL        INTEREST          REMAINING         ORIGINAL
PERIODIC CAP (%)          LOANS             BALANCE             BALANCE           RATE              TERM               LTV
-----------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans          555              56,675,111           19.79             8.868               321             76.75
1                       1,759             229,724,404           80.21             9.004               358             79.79
TOTAL:                  2,314             286,399,515             100             8.977               350             79.19
Minimum: 1.000
Maximum: 1.000
Weighted Average: 1.000



15. NEXT RATE ADJUSTMENT DATES

                                                                % OF
                                                              MORTGAGE
                                                               POOL BY
                                           AGGREGATE          AGGREGATE         WEIGHTED
                         NUMBER             CUT-OFF             CUT-OFF          AVERAGE          WEIGHTED          WEIGHTED
                           OF                DATE                DATE             GROSS            AVERAGE           AVERAGE
NEXT                    MORTGAGE           PRINCIPAL           PRINCIPAL        INTEREST          REMAINING         ORIGINAL
RATE ADJUSTMENT DATES     LOANS             BALANCE             BALANCE           RATE              TERM               LTV
-----------------------------------------------------------------------------------------------------------------------------
Nov-02                      1                 107,753            0.04               7.4               357                80
Dec-02                      1                 148,197            0.05               6.8               358                90
Nov-03                      1                 114,140            0.04             12.75               351                80
Mar-04                      3                 458,554            0.16             8.715               355             89.01
Apr-04                     13               1,822,119            0.64             9.497               356             81.33
May-04                    445              56,473,096           19.72             9.335               357             80.88
Jun-04                  1,219             161,620,653           56.43             8.898               358             79.35
Mar-05                      1                  98,898            0.03              8.55               355                80
May-05                     41               5,135,805            1.79             9.111               357             80.16
Jun-05                     34               3,745,187            1.31             8.297               358             79.09
Fixed Rate Loans          555              56,675,111           19.79             8.868               321             76.75
TOTAL:                  2,314             286,399,515             100             8.977               350             79.19



16. GEOGRAPHIC DISTRIBUTION (TOP 15)

                                                                % OF
                                                              MORTGAGE
                                                               POOL BY
                                           AGGREGATE          AGGREGATE         WEIGHTED
                         NUMBER             CUT-OFF             CUT-OFF          AVERAGE          WEIGHTED          WEIGHTED
                           OF                DATE                DATE             GROSS            AVERAGE           AVERAGE
GEOGRAPHIC              MORTGAGE           PRINCIPAL           PRINCIPAL        INTEREST          REMAINING         ORIGINAL
DISTRIBUTION (TOP 15)     LOANS             BALANCE             BALANCE           RATE              TERM               LTV
-----------------------------------------------------------------------------------------------------------------------------
California                202              35,171,962           12.28             8.343               356             78.11
New York                  175              27,879,506            9.73             8.915               355              75.6
Massachusetts             142              24,666,654            8.61             8.691               356             76.38
New Jersey                142              22,177,228            7.74             9.007               349             77.22
Florida                   216              21,819,867            7.62             9.338               350             80.59
Illinois                  117              15,260,888            5.33             9.151               344              79.2
Michigan                  133              12,100,534            4.23              9.44               345             79.99
Texas                     112              11,345,677            3.96             9.464               335             79.53
Virginia                   79               9,585,237            3.35             8.782               353             81.95
Connecticut                67               9,413,207            3.29             9.004               353             79.08
Pennsylvania              100               9,226,279            3.22             9.125               348             83.02
Colorado                   55               8,552,395            2.99             8.321               358             82.23
Ohio                      101               8,371,646            2.92             9.287               342             82.21
Georgia                    67               7,134,077            2.49             9.447               351              84.1
Arizona                    53               6,055,956            2.11             9.092               354             80.98
Other                     553              57,638,400           20.13             9.116               348             80.02
TOTAL:                  2,314             286,399,515             100             8.977               350             79.19
Number of States/District of Columbia Represented: 47



17. OCCUPANCY

                                                                % OF
                                                              MORTGAGE
                                                               POOL BY
                                           AGGREGATE          AGGREGATE         WEIGHTED
                         NUMBER             CUT-OFF             CUT-OFF          AVERAGE          WEIGHTED          WEIGHTED
                           OF                DATE                DATE             GROSS            AVERAGE           AVERAGE
                        MORTGAGE           PRINCIPAL           PRINCIPAL        INTEREST          REMAINING         ORIGINAL
OCCUPANCY                 LOANS             BALANCE             BALANCE           RATE              TERM               LTV
-----------------------------------------------------------------------------------------------------------------------------
Primary                 2,168             270,992,949           94.62              8.96               351             79.24
Non-Owner Occupied        105              10,348,928            3.61             9.466               348             78.64
Second Home                41               5,057,638            1.77             8.921               339              77.1
TOTAL:                  2,314             286,399,515             100             8.977               350             79.19



18. PROPERTY TYPE

                                                                % OF
                                                              MORTGAGE
                                                               POOL BY
                                           AGGREGATE          AGGREGATE         WEIGHTED
                         NUMBER             CUT-OFF             CUT-OFF          AVERAGE          WEIGHTED          WEIGHTED
                           OF                DATE                DATE             GROSS            AVERAGE           AVERAGE
                        MORTGAGE           PRINCIPAL           PRINCIPAL        INTEREST          REMAINING         ORIGINAL
PROPERTY TYPE             LOANS             BALANCE             BALANCE           RATE              TERM               LTV
-----------------------------------------------------------------------------------------------------------------------------
Single Family Residence 1,780             212,133,138           74.07             8.969               350             78.74
2-4 Family                222              34,996,264           12.22             9.037               352             79.45
PUD                       154              22,959,638            8.02             8.758               354             83.11
Condo                     119              13,507,266            4.72             9.251               350             78.42
Manufactured Housing       39               2,803,209            0.98             9.347               347             81.36
TOTAL:                  2,314             286,399,515             100             8.977               350             79.19



19. LOAN PURPOSE

                                                                % OF
                                                              MORTGAGE
                                                               POOL BY
                                           AGGREGATE          AGGREGATE         WEIGHTED
                         NUMBER             CUT-OFF             CUT-OFF          AVERAGE          WEIGHTED          WEIGHTED
                           OF                DATE                DATE             GROSS            AVERAGE           AVERAGE
                        MORTGAGE           PRINCIPAL           PRINCIPAL        INTEREST          REMAINING         ORIGINAL
LOAN PURPOSE              LOANS             BALANCE             BALANCE           RATE              TERM               LTV
-----------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout     1,421             178,380,424           62.28             8.845               349             77.41
Purchase                  702              85,405,933           29.82             9.199               355             83.77
Refinance - Rate Term     191              22,613,158             7.9              9.18               348             75.86
TOTAL:                  2,314             286,399,515             100             8.977               350             79.19



20. DOCUMENTATION LEVEL

                                                                % OF
                                                              MORTGAGE
                                                               POOL BY
                                           AGGREGATE          AGGREGATE         WEIGHTED
                         NUMBER             CUT-OFF             CUT-OFF          AVERAGE          WEIGHTED          WEIGHTED
                           OF                DATE                DATE             GROSS            AVERAGE           AVERAGE
                        MORTGAGE           PRINCIPAL           PRINCIPAL        INTEREST          REMAINING         ORIGINAL
DOCUMENTATION LEVEL       LOANS             BALANCE             BALANCE           RATE              TERM               LTV
-----------------------------------------------------------------------------------------------------------------------------
Full                    1,619             191,915,505           67.01             8.905               349             80.68
Stated Documentation      678              92,296,577           32.23             9.102               353             76.19
Limited                    17               2,187,433            0.76            10.039               339             74.07
TOTAL:                  2,314             286,399,515             100             8.977               350             79.19



21. CREDIT SCORE

                                                                % OF
                                                              MORTGAGE
                                                               POOL BY
                                           AGGREGATE          AGGREGATE         WEIGHTED
                         NUMBER             CUT-OFF             CUT-OFF          AVERAGE          WEIGHTED          WEIGHTED
                           OF                DATE                DATE             GROSS            AVERAGE           AVERAGE
                        MORTGAGE           PRINCIPAL           PRINCIPAL        INTEREST          REMAINING         ORIGINAL
CREDIT SCORE              LOANS             BALANCE             BALANCE           RATE              TERM               LTV
-----------------------------------------------------------------------------------------------------------------------------
476 - 500                  11               1,207,644            0.42            10.329               339             80.62
501 - 525                 387              46,376,170           16.19             9.766               353             76.91
526 - 550                 397              46,206,589           16.13             9.591               351             76.51
551 - 575                 284              34,575,022           12.07             9.371               354             76.53
576 - 600                 324              39,488,705           13.79             8.801               353             78.82
601 - 625                 281              34,794,205           12.15             8.444               349             80.43
626 - 650                 231              30,050,544           10.49              8.37               344             80.56
651 - 675                 150              19,730,012            6.89             8.163               346             81.29
676 - 700                  98              13,905,526            4.86             8.485               346             82.45
701 - 725                  67               9,171,009             3.2             8.479               350             88.07
726 - 750                  50               6,348,077            2.22             8.135               350             87.72
751 - 775                  27               3,505,408            1.22             8.111               347             86.04
776 - 800                   5                 718,452            0.25              8.33               357             84.59
Above 800                   2                 322,153            0.11             8.681               358             74.35
TOTAL:                  2,314             286,399,515             100             8.977               350             79.19
Minimum: 500
Maximum: 813
Weighted Average: 593

MORGAN STANLEY

TERM SHEET
1 2
2,876 RECORDS
BALANCE: 413,409,421


1. SUMMARY STATISTICS

Number of Mortgage Loans: 562
Aggregate Principal Balance: 127,009,906
Weighted Average Current Mortgage Rate: 8.637
Weighted Average Margin: 5.739
Weighted Average Maximum Rate: 14.567
Weighted Average Minimum Rate: 8.567
Weighted Average Original Term: 348
Weighted Average Stated Remaining Term: 345
Weighted Average Original LTV: 77.38
% First Lien: 95.63
% Owner Occupied: 97.31
% Purchase: 34.19
% Full Doc: 64.38
Weighted Average Credit Score: 608



2. PRODUCT TYPES


                                                                                      % OF
                                                                                    MORTGAGE
                                                                                     POOL BY
                                                                   AGGREGATE        AGGREGATE     WEIGHTED
                                                    NUMBER          CUT-OFF          CUT-OFF      AVERAGE       WEIGHTED   WEIGHTED
                                                      OF             DATE             DATE         GROSS        AVERAGE    AVERAGE
                                                   MORTGAGE        PRINCIPAL        PRINCIPAL     INTEREST     REMAINING   ORIGINAL
PRODUCT TYPES                                        LOANS          BALANCE          BALANCE        RATE          TERM       LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed - 10 Year                                       2             141,520          0.11        9.102            118        43.68
Fixed - 15 Year                                      13             904,237          0.71        9.852            177        42.96
Fixed - 20 Year                                      45           3,842,279          3.03       10.167            237        39.76
Fixed - 30 Year                                      87          26,070,280         20.53        8.337            357        75.77
Balloon - 15/30                                      47           4,503,568          3.55       10.253            177        45.77
ARM - 6 Month                                         3             800,975          0.63        8.563            357           95
ARM - 2 Year/6 Month                                284          79,139,186         62.31         8.51            357        81.86
ARM - 3 Year/6 Month                                 81          11,607,861          9.14        8.954            351        77.07
TOTAL:                                              562         127,009,906           100        8.637            345        77.38



3. RANGE OF GROSS INTEREST RATES (%)

                                                                                      % OF
                                                                                    MORTGAGE
                                                                                     POOL BY
                                                                   AGGREGATE        AGGREGATE     WEIGHTED
                                                    NUMBER          CUT-OFF          CUT-OFF      AVERAGE       WEIGHTED   WEIGHTED
                                                      OF             DATE             DATE         GROSS        AVERAGE    AVERAGE
                                                   MORTGAGE        PRINCIPAL        PRINCIPAL     INTEREST     REMAINING   ORIGINAL
RANGE OF GROSS INTEREST RATES (%)                    LOANS          BALANCE          BALANCE        RATE          TERM       LTV
------------------------------------------------------------------------------------------------------------------------------------
6.000 - 6.499                                          2             801,768          0.63        6.406            357       77.22
6.500 - 6.999                                         21           9,039,307          7.12        6.869            343       68.43
7.000 - 7.499                                         37          14,364,966         11.31        7.283            356       73.76
7.500 - 7.999                                         70          23,725,770         18.68          7.8            350       78.48
8.000 - 8.499                                         53          15,131,177         11.91        8.241            348       83.44
8.500 - 8.999                                         91          24,292,930         19.13        8.762            355       83.97
9.000 - 9.499                                         46           9,378,603          7.38        9.262            355       83.74
9.500 - 9.999                                         66          13,272,630         10.45        9.757            343       79.21
10.000 - 10.499                                       53           7,490,506           5.9       10.263            336       74.36
10.500 - 10.999                                       28           3,065,354          2.41       10.705            324        70.8
11.000 - 11.499                                       20           1,847,383          1.45       11.217            295       65.42
11.500 - 11.999                                       27           2,187,471          1.72       11.661            280       51.06
12.000 - 12.499                                       14           1,018,098           0.8       12.184            273       46.01
12.500 - 12.999                                       18             789,355          0.62       12.561            212       22.83
13.000 - 13.499                                       13             513,890           0.4       13.055            227       26.85
13.500 - 13.999                                        2              75,721          0.06       13.737            202       20.07
14.000 - 14.499                                        1              14,977          0.01        14.05            238        18.4
TOTAL:                                               562         127,009,906           100        8.637            345       77.38
Minimum: 6.375
Maximum: 14.050
Weighted Average: 8.637



4. RANGE OF CUT-OFF DATE PRINCIPAL BALANCES ($)

                                                                                      % OF
                                                                                    MORTGAGE
                                                                                     POOL BY
                                                                   AGGREGATE        AGGREGATE     WEIGHTED
                                                    NUMBER          CUT-OFF          CUT-OFF      AVERAGE       WEIGHTED   WEIGHTED
                                                      OF             DATE             DATE         GROSS        AVERAGE    AVERAGE
                                                   MORTGAGE        PRINCIPAL        PRINCIPAL     INTEREST     REMAINING   ORIGINAL
RANGE OF CUT-OFF DATE PRINCIPAL BALANCES ($)         LOANS          BALANCE          BALANCE        RATE          TERM       LTV
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                                      66           2,375,068          1.87       11.568            253       34.94
50,000.01 - 100,000.00                               129           9,252,359          7.28       10.275            313       64.99
100,000.01 - 150,000.00                               52           6,463,191          5.09        9.472            340       80.86
150,000.01 - 200,000.00                               46           7,903,202          6.22        9.014            344       84.41
200,000.01 - 250,000.00                               19           4,213,703          3.32        9.441            342        82.6
250,000.01 - 300,000.00                                7           1,921,867          1.51        8.356            357       92.79
300,000.01 - 350,000.00                               94          30,434,105         23.96        8.298            350       79.27
350,000.01 - 400,000.00                               81          30,512,364         24.02        8.538            346       80.63
400,000.01 - 450,000.00                               30          12,778,459         10.06         8.26            357       80.58
450,000.01 - 500,000.00                               24          11,614,904          9.14        8.111            352       72.62
500,000.01 - 550,000.00                                2           1,044,691          0.82        9.235            356       79.47
550,000.01 - 600,000.00                                2           1,136,770           0.9          7.6            357       68.48
600,000.01 - 650,000.00                                2           1,269,793             1        7.768            357        68.1
650,000.01 - 700,000.00                                4           2,682,778          2.11        7.889            357       74.44
750,000.01 - 800,000.00                                1             765,387           0.6         7.23            357          70
800,000.01 - 850,000.00                                1             803,123          0.63          7.3            357          70
850,000.01 - 900,000.00                                1             890,587           0.7         6.99            357          72
900,000.01 - 950,000.00                                1             947,556          0.75          6.8            357       64.41
TOTAL:                                               562         127,009,906           100        8.637            345       77.38
Minimum: 14,969
Maximum: 947,556
Average: 225,996



5. RANGE OF ORIGINAL TERMS (MONTHS)

                                                                                      % OF
                                                                                    MORTGAGE
                                                                                     POOL BY
                                                                   AGGREGATE        AGGREGATE     WEIGHTED
                                                    NUMBER          CUT-OFF          CUT-OFF      AVERAGE       WEIGHTED   WEIGHTED
                                                      OF             DATE             DATE         GROSS        AVERAGE    AVERAGE
                                                   MORTGAGE        PRINCIPAL        PRINCIPAL     INTEREST     REMAINING   ORIGINAL
RANGE OF ORIGINAL TERMS (MONTHS)                     LOANS          BALANCE          BALANCE        RATE          TERM       LTV
------------------------------------------------------------------------------------------------------------------------------------
61 - 120                                               2             141,520          0.11        9.102            118       43.68
121 - 180                                             61           5,804,404          4.57       10.057            177       47.36
181 - 240                                             45           3,842,279          3.03       10.167            237       39.76
301 - 360                                            454         117,221,702         92.29        8.516            357       80.14
TOTAL:                                               562         127,009,906           100        8.637            345       77.38
Minimum: 120
Maximum: 360
Weighted Average: 348



6. RANGE OF AMORTIZING ORIGINAL TERMS (MONTHS)

                                                                                      % OF
                                                                                    MORTGAGE
                                                                                     POOL BY
                                                                   AGGREGATE        AGGREGATE     WEIGHTED
                                                    NUMBER          CUT-OFF          CUT-OFF      AVERAGE       WEIGHTED   WEIGHTED
                                                      OF             DATE             DATE         GROSS        AVERAGE    AVERAGE
                                                   MORTGAGE        PRINCIPAL        PRINCIPAL     INTEREST     REMAINING   ORIGINAL
RANGE OF AMORTIZING ORIGINAL TERMS (MONTHS)          LOANS          BALANCE          BALANCE        RATE          TERM       LTV
------------------------------------------------------------------------------------------------------------------------------------
61 - 120                                               2             141,520          0.11        9.102            118       43.68
121 - 180                                             14           1,300,837          1.02        9.379            177       52.87
181 - 240                                             45           3,842,279          3.03       10.167            237       39.76
301 - 360                                            501         121,725,270         95.84        8.581            351       78.87
TOTAL:                                               562         127,009,906           100        8.637            345       77.38
Minimum: 120
Maximum: 360
Weighted Average: 354



7. RANGE OF STATED REMAINING TERMS (MONTHS)

                                                                                      % OF
                                                                                    MORTGAGE
                                                                                     POOL BY
                                                                   AGGREGATE        AGGREGATE     WEIGHTED
                                                    NUMBER          CUT-OFF          CUT-OFF      AVERAGE       WEIGHTED   WEIGHTED
                                                      OF             DATE             DATE         GROSS        AVERAGE    AVERAGE
                                                   MORTGAGE        PRINCIPAL        PRINCIPAL     INTEREST     REMAINING   ORIGINAL
RANGE OF STATED REMAINING TERMS (MONTHS)             LOANS          BALANCE          BALANCE        RATE          TERM       LTV
------------------------------------------------------------------------------------------------------------------------------------
109 - 120                                              2             141,520          0.11        9.102            118       43.68
169 - 180                                             61           5,804,404          4.57       10.057            177       47.36
229 - 240                                             45           3,842,279          3.03       10.167            237       39.76
349 - 360                                            454         117,221,702         92.29        8.516            357       80.14
TOTAL:                                               562         127,009,906           100        8.637            345       77.38
Minimum: 118
Maximum: 358
Weighted Average: 345



8. RANGE OF AMORTIZING REMAINING TERMS (MONTHS)

                                                                                      % OF
                                                                                    MORTGAGE
                                                                                     POOL BY
                                                                   AGGREGATE        AGGREGATE     WEIGHTED
                                                    NUMBER          CUT-OFF          CUT-OFF      AVERAGE       WEIGHTED   WEIGHTED
                                                      OF             DATE             DATE         GROSS        AVERAGE    AVERAGE
                                                   MORTGAGE        PRINCIPAL        PRINCIPAL     INTEREST     REMAINING   ORIGINAL
RANGE OF AMORTIZING REMAINING TERMS (MONTHS)         LOANS          BALANCE          BALANCE        RATE          TERM       LTV
------------------------------------------------------------------------------------------------------------------------------------
109 - 120                                              2             141,520          0.11        9.102            118       43.68
169 - 180                                             14           1,300,837          1.02        9.379            177       52.87
229 - 240                                             45           3,842,279          3.03       10.167            237       39.76
277 - 288                                              1             443,610          0.35          8.5            358          85
337 - 348                                              4             141,842          0.11       10.213            241       20.26
349 - 360                                            496         121,139,818         95.38        8.579            351       78.92
TOTAL:                                               562         127,009,906           100        8.637            345       77.38
Minimum: 118
Maximum: 359
Weighted Average: 351



9. RANGE OF ORIGINAL LTV RATIOS

                                                                                      % OF
                                                                                    MORTGAGE
                                                                                     POOL BY
                                                                   AGGREGATE        AGGREGATE     WEIGHTED
                                                    NUMBER          CUT-OFF          CUT-OFF      AVERAGE       WEIGHTED   WEIGHTED
                                                      OF             DATE             DATE         GROSS        AVERAGE    AVERAGE
                                                   MORTGAGE        PRINCIPAL        PRINCIPAL     INTEREST     REMAINING   ORIGINAL
RANGE OF ORIGINAL LTV RATIOS                         LOANS          BALANCE          BALANCE        RATE          TERM       LTV
------------------------------------------------------------------------------------------------------------------------------------
<= 40.00                                              90           5,875,539          4.63       10.935            221       22.48
40.01 - 50.00                                         11           1,530,722          1.21        8.816            286       43.96
50.01 - 60.00                                         15           3,492,742          2.75        8.483            345       55.69
60.01 - 70.00                                         64          20,107,893         15.83        7.975            353       66.67
70.01 - 80.00                                        193          51,389,819         40.46        8.485            349       77.47
80.01 - 90.00                                         78          23,289,107         18.34        8.768            354        89.1
90.01 - 100.00                                       111          21,324,084         16.79        8.866            357       95.57
TOTAL:                                               562         127,009,906           100        8.637            345       77.38
Minimum: 7.03
Maximum: 100.00
Weighted Average: 77.38



10. RANGE OF GROSS MARGINS (%)

                                                                                      % OF
                                                                                    MORTGAGE
                                                                                     POOL BY
                                                                   AGGREGATE        AGGREGATE     WEIGHTED
                                                    NUMBER          CUT-OFF          CUT-OFF      AVERAGE       WEIGHTED   WEIGHTED
                                                      OF             DATE             DATE         GROSS        AVERAGE    AVERAGE
                                                   MORTGAGE        PRINCIPAL        PRINCIPAL     INTEREST     REMAINING   ORIGINAL
RANGE OF GROSS MARGINS (%)                           LOANS          BALANCE          BALANCE        RATE          TERM       LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                     194          35,461,884         27.92         8.82            316       67.09
<=5.000                                               58          22,021,802         17.34        7.334            357       73.54
5.001 - 5.500                                         52          17,189,282         13.53        8.085            357       82.38
5.501 - 6.000                                         72          19,255,810         15.16        8.699            354       84.34
6.001 - 6.500                                         77          14,992,493          11.8        9.071            357       84.98
6.501 - 7.000                                         40           8,456,697          6.66        9.524            357       82.53
7.001 - 7.500                                         34           5,247,260          4.13         9.91            357       84.16
7.501 - 8.000                                         29           3,682,556           2.9       10.893            357       85.07
8.001 - 8.500                                          5             627,537          0.49       10.685            357       91.05
8.501 - 9.000                                          1              74,585          0.06        12.34            358          75
TOTAL:                                               562         127,009,906           100        8.637            345       77.38
Minimum: 3.550
Maximum: 8.740
Weighted Average: 5.739



11. RANGE OF MINIMUM MORTGAGE RATES (%)

                                                                                      % OF
                                                                                    MORTGAGE
                                                                                     POOL BY
                                                                   AGGREGATE        AGGREGATE     WEIGHTED
                                                    NUMBER          CUT-OFF          CUT-OFF      AVERAGE       WEIGHTED   WEIGHTED
                                                      OF             DATE             DATE         GROSS        AVERAGE    AVERAGE
                                                   MORTGAGE        PRINCIPAL        PRINCIPAL     INTEREST     REMAINING   ORIGINAL
RANGE OF MINIMUM MORTGAGE RATES (%)                  LOANS          BALANCE          BALANCE        RATE          TERM       LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                     194          35,461,884         27.92         8.82            316       67.09
6.001 - 6.500                                          3           1,300,861          1.02        6.442            357       71.27
6.501 - 7.000                                         16           6,802,318          5.36        6.872            357       69.78
7.001 - 7.500                                         21           8,017,451          6.31        7.329            357        77.7
7.501 - 8.000                                         52          16,417,535         12.93        7.825            357       80.59
8.001 - 8.500                                         53          14,651,972         11.54        8.298            352       84.06
8.501 - 9.000                                         69          18,157,658          14.3        8.809            357       84.56
9.001 - 9.500                                         42           9,494,095          7.48        9.299            357       83.96
9.501 - 10.000                                        41           6,617,179          5.21        9.808            357       82.43
10.001 -10.500                                        37           5,866,190          4.62       10.268            357       80.74
10.501 - 11.000                                       16           2,196,621          1.73       10.707            357       83.72
11.001 - 11.500                                       10           1,051,437          0.83       11.223            358       86.31
11.501 - 12.000                                        5             460,488          0.36       11.637            357       86.99
12.001 - 12.500                                        2             474,246          0.37       12.138            357       72.53
12.501 - 13.000                                        1              39,972          0.03         12.9            357          80
TOTAL:                                               562         127,009,906           100        8.637            345       77.38
Minimum: 6.375
Maximum: 12.900
Weighted Average: 8.567



12. RANGE OF MAXIMUM LOAN RATES (%)

                                                                                      % OF
                                                                                    MORTGAGE
                                                                                     POOL BY
                                                                   AGGREGATE        AGGREGATE     WEIGHTED
                                                    NUMBER          CUT-OFF          CUT-OFF      AVERAGE       WEIGHTED   WEIGHTED
                                                      OF             DATE             DATE         GROSS        AVERAGE    AVERAGE
                                                   MORTGAGE        PRINCIPAL        PRINCIPAL     INTEREST     REMAINING   ORIGINAL
RANGE OF MAXIMUM LOAN RATES (%)                      LOANS          BALANCE          BALANCE        RATE          TERM       LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                     194          35,461,884         27.92         8.82            316       67.09
<= 13.000                                             19           8,103,179          6.38        6.803            357       70.02
13.001 - 13.500                                       21           8,017,451          6.31        7.329            357        77.7
13.501 - 14.000                                       52          16,417,535         12.93        7.825            357       80.59
14.001 - 14.500                                       53          14,651,972         11.54        8.298            352       84.06
14.501 - 15.000                                       69          18,157,658          14.3        8.809            357       84.56
15.001 - 15.500                                       42           9,494,095          7.48        9.299            357       83.96
15.501 - 16.000                                       41           6,617,179          5.21        9.808            357       82.43
16.001 - 16.500                                       37           5,866,190          4.62       10.268            357       80.74
16.501 - 17.000                                       16           2,196,621          1.73       10.707            357       83.72
17.001 - 17.500                                       10           1,051,437          0.83       11.223            358       86.31
17.501 - 18.000                                        5             460,488          0.36       11.637            357       86.99
18.001 - 18.500                                        2             474,246          0.37       12.138            357       72.53
18.501 - 19.000                                        1              39,972          0.03         12.9            357          80
TOTAL:                                               562         127,009,906           100        8.637            345       77.38
Minimum: 12.375
Maximum: 18.900
Weighted Average: 14.567



13. INITIAL PERIODIC CAP (%)

                                                                                      % OF
                                                                                    MORTGAGE
                                                                                     POOL BY
                                                                   AGGREGATE        AGGREGATE     WEIGHTED
                                                    NUMBER          CUT-OFF          CUT-OFF      AVERAGE       WEIGHTED   WEIGHTED
                                                      OF             DATE             DATE         GROSS        AVERAGE    AVERAGE
                                                   MORTGAGE        PRINCIPAL        PRINCIPAL     INTEREST     REMAINING   ORIGINAL
INITIAL PERIODIC CAP (%)                             LOANS          BALANCE          BALANCE        RATE          TERM       LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                     194          35,461,884         27.92         8.82            316       67.09
1                                                      3             800,975          0.63        8.563            357          95
3                                                    365          90,747,047         71.45        8.567            356       81.25
TOTAL:                                               562         127,009,906           100        8.637            345       77.38
Minimum: 1.000
Maximum: 3.000
Weighted Average: 2.983



14. SUBSEQUENT PERIODIC CAP (%)

                                                                                      % OF
                                                                                    MORTGAGE
                                                                                     POOL BY
                                                                   AGGREGATE        AGGREGATE     WEIGHTED
                                                    NUMBER          CUT-OFF          CUT-OFF      AVERAGE       WEIGHTED   WEIGHTED
                                                      OF             DATE             DATE         GROSS        AVERAGE    AVERAGE
                                                   MORTGAGE        PRINCIPAL        PRINCIPAL     INTEREST     REMAINING   ORIGINAL
SUBSEQUENT PERIODIC CAP (%)                          LOANS          BALANCE          BALANCE        RATE          TERM       LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                     194          35,461,884         27.92         8.82            316       67.09
1                                                    368          91,548,022         72.08        8.567            356       81.37
TOTAL:                                               562         127,009,906           100        8.637            345       77.38
Minimum: 1.000
Maximum: 1.000
Weighted Average: 1.000



15. NEXT RATE ADJUSTMENT DATES

                                                                                      % OF
                                                                                    MORTGAGE
                                                                                     POOL BY
                                                                   AGGREGATE        AGGREGATE     WEIGHTED
                                                    NUMBER          CUT-OFF          CUT-OFF      AVERAGE       WEIGHTED   WEIGHTED
                                                      OF             DATE             DATE         GROSS        AVERAGE    AVERAGE
                                                   MORTGAGE        PRINCIPAL        PRINCIPAL     INTEREST     REMAINING   ORIGINAL
NEXT RATE ADJUSTMENT DATES                           LOANS          BALANCE          BALANCE        RATE          TERM       LTV
------------------------------------------------------------------------------------------------------------------------------------
Nov-02                                                 3             800,975          0.63        8.563            357          95
Mar-04                                                 2             546,903          0.43        9.237            355       82.59
Apr-04                                                 1             389,188          0.31        9.999            356          65
May-04                                               203          62,346,353         49.09         8.45            357       81.41
Jun-04                                                78          15,856,742         12.48        8.681            358       84.03
May-05                                                15           4,207,836          3.31         8.03            340       74.18
Jun-05                                                66           7,400,025          5.83         9.48            358       78.71
Fixed Rate Loans                                     194          35,461,884         27.92         8.82            316       67.09
TOTAL:                                               562         127,009,906           100        8.637            345       77.38



16. GEOGRAPHIC DISTRIBUTION (TOP 15)

                                                                                      % OF
                                                                                    MORTGAGE
                                                                                     POOL BY
                                                                   AGGREGATE        AGGREGATE     WEIGHTED
                                                    NUMBER          CUT-OFF          CUT-OFF      AVERAGE       WEIGHTED   WEIGHTED
                                                      OF             DATE             DATE         GROSS        AVERAGE    AVERAGE
                                                   MORTGAGE        PRINCIPAL        PRINCIPAL     INTEREST     REMAINING   ORIGINAL
GEOGRAPHIC DISTRIBUTION (TOP 15)                     LOANS          BALANCE          BALANCE        RATE          TERM       LTV
------------------------------------------------------------------------------------------------------------------------------------
California                                           112          33,110,141         26.07        8.151            350       78.85
New York                                              68          16,367,634         12.89        8.881            332       72.18
Massachusetts                                         45          13,353,183         10.51          8.6            348       73.32
Texas                                                 24           6,483,985          5.11        8.372            357       74.35
New Jersey                                            20           5,767,407          4.54        8.859            352       75.53
Florida                                               39           5,205,490           4.1        9.512            347       78.93
Michigan                                              27           4,916,661          3.87        8.835            315       80.01
Colorado                                              20           4,718,592          3.72         8.33            347       75.84
Virginia                                              18           4,515,156          3.55        8.724            346       77.69
Connecticut                                           17           4,319,077           3.4        8.093            357       78.56
Washington                                            18           4,231,454          3.33        8.227            343       75.74
Illinois                                              12           3,030,029          2.39        8.335            335       82.21
North Carolina                                        22           2,682,509          2.11        9.942            347       82.49
Georgia                                                9           2,201,672          1.73        8.775            357       84.36
Ohio                                                  17           2,128,987          1.68        9.632            327       82.94
Other                                                 94          13,977,928         11.01        9.187            348       81.13
TOTAL:                                               562         127,009,906           100        8.637            345       77.38
Number of States/District of
 Columbia Represented: 41



17. OCCUPANCY

                                                                                      % OF
                                                                                    MORTGAGE
                                                                                     POOL BY
                                                                   AGGREGATE        AGGREGATE     WEIGHTED
                                                    NUMBER          CUT-OFF          CUT-OFF      AVERAGE       WEIGHTED    WEIGHTED
                                                      OF             DATE             DATE         GROSS        AVERAGE     AVERAGE
                                                   MORTGAGE        PRINCIPAL        PRINCIPAL     INTEREST     REMAINING    ORIGINAL
OCCUPANCY                                            LOANS          BALANCE          BALANCE        RATE          TERM        LTV
------------------------------------------------------------------------------------------------------------------------------------
Primary                                              544         123,590,182         97.31        8.613            345         77.4
Second Home                                            7           1,797,620          1.42        9.051            356        79.05
Non-Owner Occupied                                    11           1,622,104          1.28        10.07            331        74.47
TOTAL:                                               562         127,009,906           100        8.637            345        77.38



18. PROPERTY TYPE

                                                                                      % OF
                                                                                    MORTGAGE
                                                                                     POOL BY
                                                                   AGGREGATE        AGGREGATE     WEIGHTED
                                                    NUMBER          CUT-OFF          CUT-OFF      AVERAGE       WEIGHTED   WEIGHTED
                                                      OF             DATE             DATE         GROSS        AVERAGE    AVERAGE
                                                   MORTGAGE        PRINCIPAL        PRINCIPAL     INTEREST     REMAINING   ORIGINAL
PROPERTY TYPE                                        LOANS          BALANCE          BALANCE        RATE          TERM       LTV
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                              431          98,383,049         77.46        8.597            344       76.55
PUD                                                   62          14,690,527         11.57        8.743            354       81.88
2-4 Family                                            49          10,465,421          8.24        9.016            342       77.96
Condo                                                 19           3,418,951          2.69        8.169            348       80.29
Manufactured Housing                                   1              51,958          0.04        10.45            358          80
TOTAL:                                               562         127,009,906           100        8.637            345       77.38



19. LOAN PURPOSE

                                                                                      % OF
                                                                                    MORTGAGE
                                                                                     POOL BY
                                                                   AGGREGATE        AGGREGATE     WEIGHTED
                                                    NUMBER          CUT-OFF          CUT-OFF      AVERAGE       WEIGHTED   WEIGHTED
                                                      OF             DATE             DATE         GROSS        AVERAGE    AVERAGE
                                                   MORTGAGE        PRINCIPAL        PRINCIPAL     INTEREST     REMAINING   ORIGINAL
LOAN PURPOSE                                         LOANS          BALANCE          BALANCE        RATE          TERM       LTV
------------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                                  314          71,093,253         55.97        8.532            341       72.76
Purchase                                             202          43,424,475         34.19         8.89            352       85.37
Refinance - Rate Term                                 46          12,492,177          9.84        8.356            347       75.91
TOTAL:                                               562         127,009,906           100        8.637            345       77.38



20. DOCUMENTATION LEVEL

                                                                                      % OF
                                                                                    MORTGAGE
                                                                                     POOL BY
                                                                   AGGREGATE        AGGREGATE     WEIGHTED
                                                    NUMBER          CUT-OFF          CUT-OFF      AVERAGE       WEIGHTED   WEIGHTED
                                                      OF             DATE             DATE         GROSS        AVERAGE    AVERAGE
                                                   MORTGAGE        PRINCIPAL        PRINCIPAL     INTEREST     REMAINING   ORIGINAL
DOCUMENTATION LEVEL                                  LOANS          BALANCE          BALANCE        RATE          TERM       LTV
------------------------------------------------------------------------------------------------------------------------------------
Full                                                 380          81,769,773         64.38        8.495            347       79.78
Stated Documentation                                 178          43,909,059         34.57        8.889            341       72.81
Limited                                                4           1,331,074          1.05        9.092            357       80.85
TOTAL:                                               562         127,009,906           100        8.637            345       77.38



21. CREDIT SCORE

                                                                                      % OF
                                                                                    MORTGAGE
                                                                                     POOL BY
                                                                   AGGREGATE        AGGREGATE     WEIGHTED
                                                    NUMBER          CUT-OFF          CUT-OFF      AVERAGE       WEIGHTED   WEIGHTED
                                                      OF             DATE             DATE         GROSS        AVERAGE    AVERAGE
                                                   MORTGAGE        PRINCIPAL        PRINCIPAL     INTEREST     REMAINING   ORIGINAL
CREDIT SCORE                                         LOANS          BALANCE          BALANCE        RATE          TERM       LTV
------------------------------------------------------------------------------------------------------------------------------------
NA                                                    57           5,935,393          4.67        9.427            357       73.99
476 - 500                                              4             914,254          0.72        9.732            358       79.67
501 - 525                                             33           7,109,541           5.6        9.455            337       75.17
526 - 550                                             71          15,494,687          12.2        9.293            350       76.68
551 - 575                                             72          13,175,451         10.37        8.956            351       80.16
576 - 600                                             83          22,193,041         17.47        8.415            352        80.9
601 - 625                                             78          18,345,985         14.44        8.489            336       75.43
626 - 650                                             68          17,272,121          13.6        8.051            338       70.11
651 - 675                                             41          10,962,792          8.63        8.365            331       75.27
676 - 700                                             30           6,589,423          5.19        8.508            349       86.12
701 - 725                                             13           5,108,949          4.02        8.209            357       84.51
726 - 750                                              3             809,624          0.64        8.154            355       84.06
751 - 775                                              7           2,429,893          1.91        8.006            353       79.47
776 - 800                                              2             668,753          0.53        8.447            357       92.48
TOTAL:                                               562         127,009,906           100        8.637            345       77.38
Minimum: 480
Maximum: 782
Weighted Average: 608

MORGAN STANLEY
2002 - OOM - 1
TERM SHEET
ALL RECORDS
2,876 RECORDS
BALANCE: 413,409,421


SELECTION CRITERIA: ALL RECORDS
TABLE OF CONTENTS


1. SUMMARY STATISTICS

Number of Mortgage Loans: 2,876
Aggregate Principal Balance: 413,409,421
Weighted Average Current Mortgage Rate: 8.873
Weighted Average Margin: 5.938
Weighted Average Maximum Rate: 14.880
Weighted Average Minimum Rate: 8.880
Weighted Average Original Term: 351
Weighted Average Stated Remaining Term: 349
Weighted Average Original LTV: 78.63
% First Lien: 98.66
% Owner Occupied: 95.45
% Purchase: 31.16
% Full Doc: 66.20
Weighted Average Credit Score: 597



2. PRODUCT TYPES

                                                                                  % OF
                                                                                MORTGAGE
                                                                                 POOL BY
                                                                 AGGREGATE      AGGREGATE     WEIGHTED
                                                     NUMBER       CUT-OFF        CUT-OFF      AVERAGE       WEIGHTED      WEIGHTED
                                                       OF           DATE          DATE         GROSS        AVERAGE       AVERAGE
                                                    MORTGAGE     PRINCIPAL      PRINCIPAL     INTEREST     REMAINING      ORIGINAL
PRODUCT TYPES                                        LOANS        BALANCE        BALANCE        RATE          TERM          LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed - 10 Year                                          9        618,367          0.15        8.886            118        66.28
Fixed - 15 Year                                         75      5,295,012          1.28        9.273            178         63.3
Fixed - 20 Year                                         82      6,772,653          1.64        9.403            237        55.81
Fixed - 30 Year                                        486     70,441,670         17.04        8.644            357         77.2
Balloon - 15/30                                         97      9,009,293          2.18        9.789            178         59.6
ARM - 6 Month                                            5      1,056,925          0.26        8.197            357        92.77
ARM - 2 Year/6 Month                                 1,965    299,627,749         72.48        8.882            357        80.33
ARM - 3 Year/6 Month                                   157     20,587,752          4.98        8.872            354        78.22
TOTAL:                                               2,876    413,409,421           100        8.873            349        78.63



3. RANGE OF GROSS INTEREST RATES (%)

                                                                                  % OF
                                                                                MORTGAGE
                                                                                 POOL BY
                                                                 AGGREGATE      AGGREGATE     WEIGHTED
                                                     NUMBER       CUT-OFF        CUT-OFF      AVERAGE       WEIGHTED      WEIGHTED
                                                       OF           DATE          DATE         GROSS        AVERAGE       AVERAGE
                                                    MORTGAGE     PRINCIPAL      PRINCIPAL     INTEREST     REMAINING      ORIGINAL
RANGE OF GROSS INTEREST RATES (%)                    LOANS        BALANCE        BALANCE        RATE          TERM          LTV
------------------------------------------------------------------------------------------------------------------------------------
6.000 - 6.499                                           13      2,558,677          0.62        6.382            358        71.64
6.500 - 6.999                                           79     17,797,001           4.3        6.845            348        71.88
7.000 - 7.499                                          174     34,432,810          8.33        7.273            348        74.65
7.500 - 7.999                                          297     59,062,940         14.29        7.791            350        77.56
8.000 - 8.499                                          305     48,498,356         11.73        8.257            352        81.58
8.500 - 8.999                                          475     75,421,498         18.24        8.763            353        82.16
9.000 - 9.499                                          339     46,097,852         11.15        9.227            354        80.76
9.500 - 9.999                                          461     61,746,434         14.94        9.747            349        80.05
10.000 - 10.499                                        260     29,589,182          7.16       10.236            348        78.21
10.500 - 10.999                                        221     20,186,016          4.88        10.74            343        77.98
11.000 - 11.499                                         90      7,752,428          1.88       11.237            336        75.31
11.500 - 11.999                                         77      5,931,310          1.43       11.722            314        65.42
12.000 - 12.499                                         31      2,044,350          0.49       12.172            302         58.4
12.500 - 12.999                                         29      1,342,864          0.32       12.635            258        42.14
13.000 - 13.499                                         18        696,564          0.17       13.119            240        35.15
13.500 - 13.999                                          4        162,104          0.04       13.699            285        47.29
14.000 - 14.499                                          3         89,035          0.02       14.074            337        57.16
TOTAL:                                               2,876    413,409,421           100        8.873            349        78.63
Minimum: 6.000
Maximum: 14.140
Weighted Average: 8.873



4. RANGE OF CUT-OFF DATE PRINCIPAL BALANCES ($)

                                                                                  % OF
                                                                                MORTGAGE
                                                                                 POOL BY
                                                                 AGGREGATE      AGGREGATE     WEIGHTED
                                                     NUMBER       CUT-OFF        CUT-OFF      AVERAGE       WEIGHTED      WEIGHTED
                                                       OF           DATE          DATE         GROSS        AVERAGE       AVERAGE
                                                    MORTGAGE     PRINCIPAL      PRINCIPAL     INTEREST     REMAINING      ORIGINAL
RANGE OF CUT-OFF DATE PRINCIPAL BALANCES ($)         LOANS        BALANCE        BALANCE        RATE          TERM          LTV
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                                       287     11,609,395          2.81       10.616            312        62.93
50,000.01 - 100,000.00                                 922     67,071,559         16.22        9.496            337        76.72
100,000.01 - 150,000.00                                628     78,789,010         19.06        9.058            348        79.62
150,000.01 - 200,000.00                                454     79,083,261         19.13        8.725            356        80.13
200,000.01 - 250,000.00                                238     53,026,820         12.83        8.733            354        79.74
250,000.01 - 300,000.00                                 92     24,885,905          6.02        8.816            356        81.77
300,000.01 - 350,000.00                                102     33,011,886          7.99        8.313            351        79.08
350,000.01 - 400,000.00                                 85     31,997,537          7.74        8.572            347        80.99
400,000.01 - 450,000.00                                 30     12,778,459          3.09         8.26            357        80.58
450,000.01 - 500,000.00                                 24     11,614,904          2.81        8.111            352        72.62
500,000.01 - 550,000.00                                  2      1,044,691          0.25        9.235            356        79.47
550,000.01 - 600,000.00                                  2      1,136,770          0.27          7.6            357        68.48
600,000.01 - 650,000.00                                  2      1,269,793          0.31        7.768            357         68.1
650,000.01 - 700,000.00                                  4      2,682,778          0.65        7.889            357        74.44
750,000.01 - 800,000.00                                  1        765,387          0.19         7.23            357           70
800,000.01 - 850,000.00                                  1        803,123          0.19          7.3            357           70
850,000.01 - 900,000.00                                  1        890,587          0.22         6.99            357           72
900,000.01 - 950,000.00                                  1        947,556          0.23          6.8            357        64.41
TOTAL:                                               2,876    413,409,421           100        8.873            349        78.63
Minimum: 14,969
Maximum: 947,556
Average: 143,745



5. RANGE OF ORIGINAL TERMS (MONTHS)

                                                                                    % OF
                                                                                  MORTGAGE
                                                                                   POOL BY
                                                                   AGGREGATE      AGGREGATE     WEIGHTED
                                                       NUMBER       CUT-OFF        CUT-OFF      AVERAGE       WEIGHTED      WEIGHTED
                                                         OF           DATE          DATE         GROSS        AVERAGE       AVERAGE
                                                      MORTGAGE     PRINCIPAL      PRINCIPAL     INTEREST     REMAINING      ORIGINAL
RANGE OF ORIGINAL TERMS (MONTHS)                       LOANS        BALANCE        BALANCE        RATE          TERM          LTV
------------------------------------------------------------------------------------------------------------------------------------
61 - 120                                                 9        618,367          0.15        8.886            118        66.28
121 - 180                                              177     14,915,850          3.61        9.576            178        61.58
181 - 240                                               82      6,772,653          1.64        9.403            237        55.81
301 - 360                                            2,608    391,102,550          94.6        8.837            358         79.7
TOTAL:                                               2,876    413,409,421           100        8.873            349        78.63
Minimum: 120
Maximum: 360
Weighted Average: 351



6. RANGE OF AMORTIZING ORIGINAL TERMS (MONTHS)

                                                                                  % OF
                                                                                MORTGAGE
                                                                                 POOL BY
                                                                 AGGREGATE      AGGREGATE     WEIGHTED
                                                     NUMBER       CUT-OFF        CUT-OFF      AVERAGE       WEIGHTED      WEIGHTED
                                                       OF           DATE          DATE         GROSS        AVERAGE       AVERAGE
                                                    MORTGAGE     PRINCIPAL      PRINCIPAL     INTEREST     REMAINING      ORIGINAL
RANGE OF AMORTIZING ORIGINAL TERMS (MONTHS)          LOANS        BALANCE        BALANCE        RATE          TERM          LTV
------------------------------------------------------------------------------------------------------------------------------------
61 - 120                                                 9        618,367          0.15        8.886            118        66.28
121 - 180                                               80      5,906,557          1.43        9.252            178        64.59
181 - 240                                               82      6,772,653          1.64        9.403            237        55.81
301 - 360                                            2,705    400,111,843         96.78        8.858            354        79.24
TOTAL:                                               2,876    413,409,421           100        8.873            349        78.63
Minimum: 120
Maximum: 360
Weighted Average: 355



7. RANGE OF STATED REMAINING TERMS (MONTHS)

                                                                                  % OF
                                                                                MORTGAGE
                                                                                 POOL BY
                                                                 AGGREGATE      AGGREGATE     WEIGHTED
                                                     NUMBER       CUT-OFF        CUT-OFF      AVERAGE       WEIGHTED      WEIGHTED
                                                       OF           DATE          DATE         GROSS        AVERAGE       AVERAGE
                                                    MORTGAGE     PRINCIPAL      PRINCIPAL     INTEREST     REMAINING      ORIGINAL
RANGE OF STATED REMAINING TERMS (MONTHS)             LOANS        BALANCE        BALANCE        RATE          TERM          LTV
------------------------------------------------------------------------------------------------------------------------------------
109 - 120                                                9        618,367          0.15        8.886            118        66.28
169 - 180                                              177     14,915,850          3.61        9.576            178        61.58
229 - 240                                               82      6,772,653          1.64        9.403            237        55.81
349 - 360                                            2,608    391,102,550          94.6        8.837            358         79.7
TOTAL:                                               2,876    413,409,421           100        8.873            349        78.63
Minimum: 117
Maximum: 358
Weighted Average: 349



8. RANGE OF AMORTIZING REMAINING TERMS (MONTHS)

                                                                                  % OF
                                                                                MORTGAGE
                                                                                 POOL BY
                                                                 AGGREGATE      AGGREGATE     WEIGHTED
                                                     NUMBER       CUT-OFF        CUT-OFF      AVERAGE       WEIGHTED      WEIGHTED
                                                       OF           DATE          DATE         GROSS        AVERAGE       AVERAGE
                                                    MORTGAGE     PRINCIPAL      PRINCIPAL     INTEREST     REMAINING      ORIGINAL
RANGE OF AMORTIZING REMAINING TERMS (MONTHS)         LOANS        BALANCE        BALANCE        RATE          TERM          LTV
------------------------------------------------------------------------------------------------------------------------------------
49 - 60                                                  1         20,389             0         10.6            238           80
109 - 120                                                9        618,367          0.15        8.886            118        66.28
169 - 180                                               80      5,906,557          1.43        9.252            178        64.59
205 - 216                                                1         40,200          0.01        10.75            238        68.69
229 - 240                                               79      6,582,382          1.59        9.438            237        55.54
277 - 288                                                1        443,610          0.11          8.5            358           85
289 - 300                                                1         36,431          0.01          7.6            358        44.77
313 - 324                                                2        138,609          0.03       10.312            357           80
325 - 336                                                5        447,974          0.11        8.932            357        69.99
337 - 348                                               18      1,537,444          0.37        8.882            331        73.19
349 - 360                                            2,679    397,637,457         96.18        8.857            354        79.27
TOTAL:                                               2,876    413,409,421           100        8.873            349        78.63
Minimum: 59
Maximum: 359
Weighted Average: 352



9. RANGE OF ORIGINAL LTV RATIOS

                                                                                  % OF
                                                                                MORTGAGE
                                                                                 POOL BY
                                                                 AGGREGATE      AGGREGATE     WEIGHTED
                                                     NUMBER       CUT-OFF        CUT-OFF      AVERAGE       WEIGHTED      WEIGHTED
                                                       OF           DATE          DATE         GROSS        AVERAGE       AVERAGE
                                                    MORTGAGE     PRINCIPAL      PRINCIPAL     INTEREST     REMAINING      ORIGINAL
RANGE OF ORIGINAL LTV RATIOS                         LOANS        BALANCE        BALANCE        RATE          TERM          LTV
------------------------------------------------------------------------------------------------------------------------------------
<= 40.00                                               129      8,777,303          2.12       10.238            263        26.23
40.01 - 50.00                                           53      6,152,177          1.49        8.846            310         45.1
50.01 - 60.00                                          109     14,118,611          3.42        8.554            338        55.91
60.01 - 70.00                                          371     57,017,462         13.79        8.526            349        66.73
70.01 - 80.00                                        1,290    184,044,535         44.52        8.927            351        78.12
80.01 - 90.00                                          621     97,426,056         23.57        8.944            354        88.57
90.01 - 100.00                                         303     45,873,277          11.1        8.777            355        95.88
TOTAL:                                               2,876    413,409,421           100        8.873            349        78.63
Minimum: 7.03
Maximum: 100.00
Weighted Average: 78.63



10. RANGE OF GROSS MARGINS (%)

                                                                                  % OF
                                                                                MORTGAGE
                                                                                 POOL BY
                                                                 AGGREGATE      AGGREGATE     WEIGHTED
                                                     NUMBER       CUT-OFF        CUT-OFF      AVERAGE       WEIGHTED      WEIGHTED
                                                       OF           DATE          DATE         GROSS        AVERAGE       AVERAGE
                                                    MORTGAGE     PRINCIPAL      PRINCIPAL     INTEREST     REMAINING      ORIGINAL
RANGE OF GROSS MARGINS (%)                           LOANS        BALANCE        BALANCE        RATE          TERM          LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                       749     92,136,995         22.29        8.849            319        73.03
<=5.000                                                274     55,401,489          13.4        7.438            358        73.36
5.001 - 5.500                                          305     54,416,006         13.16        8.224            358        80.54
5.501 - 6.000                                          437     68,645,011          16.6        8.713            356        82.76
6.001 - 6.500                                          427     60,038,987         14.52        9.299            358        82.09
6.501 - 7.000                                          308     40,401,593          9.77        9.782            357        80.79
7.001 - 7.500                                          193     22,723,426           5.5       10.052            357        82.39
7.501 - 8.000                                          140     15,299,188           3.7       10.765            357        82.17
8.001 - 8.500                                           25      2,294,877          0.56       10.662            358        82.09
8.501 - 9.000                                           10      1,343,543          0.32       11.511            357        66.68
>9.000                                                   8        708,306          0.17       11.952            357        70.63
TOTAL:                                               2,876    413,409,421           100        8.873            349        78.63
Minimum: 3.000
Maximum: 11.000
Weighted Average: 5.938



11. RANGE OF MINIMUM MORTGAGE RATES (%)

                                                                                  % OF
                                                                                MORTGAGE
                                                                                 POOL BY
                                                                 AGGREGATE      AGGREGATE     WEIGHTED
                                                     NUMBER       CUT-OFF        CUT-OFF      AVERAGE       WEIGHTED      WEIGHTED
                                                       OF           DATE          DATE         GROSS        AVERAGE       AVERAGE
                                                    MORTGAGE     PRINCIPAL      PRINCIPAL     INTEREST     REMAINING      ORIGINAL
RANGE OF MINIMUM MORTGAGE RATES (%)                  LOANS        BALANCE        BALANCE        RATE          TERM          LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                       749     92,136,995         22.29        8.849            319        73.03
5.501 - 6.000                                            1        141,826          0.03            6            358           90
6.001 - 6.500                                           14      2,987,814          0.72        6.422            358        69.32
6.501 - 7.000                                           62     14,060,043           3.4        6.842            357        73.72
7.001 - 7.500                                          103     21,710,087          5.25        7.319            358         77.3
7.501 - 8.000                                          207     42,103,950         10.18        7.824            358        79.13
8.001 - 8.500                                          278     45,899,687          11.1        8.311            356        82.33
8.501 - 9.000                                          372     59,625,950         14.42         8.81            358         82.6
9.001 - 9.500                                          289     41,687,828         10.08         9.29            358        80.67
9.501 - 10.000                                         336     44,492,049         10.76         9.79            357        80.76
10.001 -10.500                                         206     24,392,697           5.9       10.262            357        79.69
10.501 - 11.000                                        140     14,259,273          3.45       10.758            358        80.41
11.001 - 11.500                                         64      5,395,900          1.31       11.257            358        79.72
11.501 - 12.000                                         34      2,918,872          0.71        11.74            353         75.7
12.001 - 12.500                                         11      1,122,462          0.27       12.162            358        69.07
12.501 - 13.000                                          5        292,314          0.07       12.763            355        70.52
13.001 - 13.500                                          3        103,105          0.02       13.231            358        55.83
13.501 - 14.000                                          2         78,569          0.02       13.734            358        70.91
TOTAL:                                               2,876    413,409,421           100        8.873            349        78.63
Minimum: 6.000
Maximum: 14.000
Weighted Average: 8.880



12. RANGE OF MAXIMUM LOAN RATES (%)

                                                                                  % OF
                                                                                MORTGAGE
                                                                                 POOL BY
                                                                 AGGREGATE      AGGREGATE     WEIGHTED
                                                     NUMBER       CUT-OFF        CUT-OFF      AVERAGE       WEIGHTED      WEIGHTED
                                                       OF           DATE          DATE         GROSS        AVERAGE       AVERAGE
                                                    MORTGAGE     PRINCIPAL      PRINCIPAL     INTEREST     REMAINING      ORIGINAL
RANGE OF MAXIMUM LOAN RATES (%)                      LOANS        BALANCE        BALANCE        RATE          TERM          LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                       749     92,136,995         22.29        8.849            319        73.03
<= 13.000                                               77     17,189,684          4.16        6.762            357        73.09
13.001 - 13.500                                        103     21,710,087          5.25        7.319            358         77.3
13.501 - 14.000                                        207     42,103,950         10.18        7.824            358        79.13
14.001 - 14.500                                        278     45,899,687          11.1        8.311            356        82.33
14.501 - 15.000                                        372     59,625,950         14.42         8.81            358         82.6
15.001 - 15.500                                        289     41,687,828         10.08         9.29            358        80.67
15.501 - 16.000                                        336     44,492,049         10.76         9.79            357        80.76
16.001 - 16.500                                        206     24,392,697           5.9       10.262            357        79.69
16.501 - 17.000                                        140     14,259,273          3.45       10.758            358        80.41
17.001 - 17.500                                         64      5,395,900          1.31       11.257            358        79.72
17.501 - 18.000                                         34      2,918,872          0.71        11.74            353         75.7
18.001 - 18.500                                         11      1,122,462          0.27       12.162            358        69.07
18.501 - 19.000                                          5        292,314          0.07       12.763            355        70.52
19.001 - 19.500                                          3        103,105          0.02       13.231            358        55.83
19.501 - 20.000                                          2         78,569          0.02       13.734            358        70.91
TOTAL:                                               2,876    413,409,421           100        8.873            349        78.63
Minimum: 12.000
Maximum: 20.000
Weighted Average: 14.880



13. INITIAL PERIODIC CAP (%)

                                                                                  % OF
                                                                                MORTGAGE
                                                                                 POOL BY
                                                                 AGGREGATE      AGGREGATE     WEIGHTED
                                                     NUMBER       CUT-OFF        CUT-OFF      AVERAGE       WEIGHTED      WEIGHTED
                                                       OF           DATE          DATE         GROSS        AVERAGE       AVERAGE
                                                    MORTGAGE     PRINCIPAL      PRINCIPAL     INTEREST     REMAINING      ORIGINAL
INITIAL PERIODIC CAP (%)                             LOANS        BALANCE        BALANCE        RATE          TERM          LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                       749     92,136,995         22.29        8.849            319        73.03
1                                                        5      1,056,925          0.26        8.197            357        92.77
3                                                    2,122    320,215,500         77.46        8.882            357         80.2
TOTAL:                                               2,876    413,409,421           100        8.873            349        78.63
Minimum: 1.000
Maximum: 3.000
Weighted Average: 2.993



14. SUBSEQUENT PERIODIC CAP (%)

                                                                                  % OF
                                                                                MORTGAGE
                                                                                 POOL BY
                                                                 AGGREGATE      AGGREGATE     WEIGHTED
                                                     NUMBER       CUT-OFF        CUT-OFF      AVERAGE       WEIGHTED      WEIGHTED
                                                       OF           DATE          DATE         GROSS        AVERAGE       AVERAGE
                                                    MORTGAGE     PRINCIPAL      PRINCIPAL     INTEREST     REMAINING      ORIGINAL
SUBSEQUENT PERIODIC CAP (%)                          LOANS        BALANCE        BALANCE        RATE          TERM          LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                       749     92,136,995         22.29        8.849            319        73.03
1                                                    2,127    321,272,426         77.71        8.879            357        80.24
TOTAL:                                               2,876    413,409,421           100        8.873            349        78.63
Minimum: 1.000
Maximum: 1.000
Weighted Average: 1.000



15. NEXT RATE ADJUSTMENT DATES

                                                                                  % OF
                                                                                MORTGAGE
                                                                                 POOL BY
                                                                 AGGREGATE      AGGREGATE     WEIGHTED
                                                     NUMBER       CUT-OFF        CUT-OFF      AVERAGE       WEIGHTED      WEIGHTED
                                                       OF           DATE          DATE         GROSS        AVERAGE       AVERAGE
                                                    MORTGAGE     PRINCIPAL      PRINCIPAL     INTEREST     REMAINING      ORIGINAL
NEXT RATE ADJUSTMENT DATES                           LOANS        BALANCE        BALANCE        RATE          TERM          LTV
------------------------------------------------------------------------------------------------------------------------------------
Nov-02                                                   4        908,728          0.22        8.425            357        93.22
Dec-02                                                   1        148,197          0.04          6.8            358           90
Nov-03                                                   1        114,140          0.03        12.75            351           80
Mar-04                                                   5      1,005,458          0.24        8.999            355        85.52
Apr-04                                                  14      2,211,306          0.53        9.585            356        78.46
May-04                                                 648    118,819,450         28.74        8.871            357        81.16
Jun-04                                               1,297    177,477,395         42.93        8.878            358        79.77
Mar-05                                                   1         98,898          0.02         8.55            355           80
May-05                                                  56      9,343,641          2.26        8.624            349        77.47
Jun-05                                                 100     11,145,212           2.7        9.083            358        78.84
Fixed Rate Loans                                       749     92,136,995         22.29        8.849            319        73.03
TOTAL:                                               2,876    413,409,421           100        8.873            349        78.63



16. GEOGRAPHIC DISTRIBUTION (TOP 15)

                                                                                  % OF
                                                                                MORTGAGE
                                                                                 POOL BY
                                                                 AGGREGATE      AGGREGATE     WEIGHTED
                                                     NUMBER       CUT-OFF        CUT-OFF      AVERAGE       WEIGHTED      WEIGHTED
                                                       OF           DATE          DATE         GROSS        AVERAGE       AVERAGE
                                                    MORTGAGE     PRINCIPAL      PRINCIPAL     INTEREST     REMAINING      ORIGINAL
GEOGRAPHIC DISTRIBUTION (TOP 15)                     LOANS        BALANCE        BALANCE        RATE          TERM          LTV
------------------------------------------------------------------------------------------------------------------------------------
California                                             314     68,282,102         16.52         8.25            353        78.47
New York                                               243     44,247,140          10.7        8.902            346        74.33
Massachusetts                                          187     38,019,838           9.2        8.659            353         75.3
New Jersey                                             162     27,944,634          6.76        8.976            349        76.87
Florida                                                255     27,025,358          6.54        9.371            349        80.27
Illinois                                               129     18,290,917          4.42        9.016            343         79.7
Texas                                                  136     17,829,662          4.31        9.067            343        77.65
Michigan                                               160     17,017,195          4.12        9.265            337           80
Virginia                                                97     14,100,393          3.41        8.764            350        80.59
Connecticut                                             84     13,732,283          3.32        8.718            355        78.91
Colorado                                                75     13,270,987          3.21        8.324            354        79.96
Pennsylvania                                           113     11,354,931          2.75        9.238            350        82.38
Ohio                                                   118     10,500,634          2.54        9.357            339        82.36
Georgia                                                 76      9,335,749          2.26        9.289            353        84.16
Washington                                              49      8,457,555          2.05        8.339            351        75.49
Other                                                  678     74,000,042          17.9        9.178            348        80.68
TOTAL:                                               2,876    413,409,421           100        8.873            349        78.63
Number of States/District of
 Columbia Represented: 47



17. OCCUPANCY

                                                                                  % OF
                                                                                MORTGAGE
                                                                                 POOL BY
                                                                 AGGREGATE      AGGREGATE     WEIGHTED
                                                     NUMBER       CUT-OFF        CUT-OFF      AVERAGE       WEIGHTED      WEIGHTED
                                                       OF           DATE          DATE         GROSS        AVERAGE       AVERAGE
                                                    MORTGAGE     PRINCIPAL      PRINCIPAL     INTEREST     REMAINING      ORIGINAL
OCCUPANCY                                            LOANS        BALANCE        BALANCE        RATE          TERM          LTV
------------------------------------------------------------------------------------------------------------------------------------
Primary                                              2,712    394,583,131         95.45        8.851            349        78.67
Non-Owner Occupied                                     116     11,971,031           2.9        9.548            346        78.08
Second Home                                             48      6,855,258          1.66        8.955            343        77.61
TOTAL:                                               2,876    413,409,421           100        8.873            349        78.63



18. PROPERTY TYPE

                                                                                  % OF
                                                                                MORTGAGE
                                                                                 POOL BY
                                                                 AGGREGATE      AGGREGATE     WEIGHTED
                                                     NUMBER       CUT-OFF        CUT-OFF      AVERAGE       WEIGHTED      WEIGHTED
                                                       OF           DATE          DATE         GROSS        AVERAGE       AVERAGE
                                                    MORTGAGE     PRINCIPAL      PRINCIPAL     INTEREST     REMAINING      ORIGINAL
PROPERTY TYPE                                        LOANS        BALANCE        BALANCE        RATE          TERM          LTV
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                              2,211    310,516,187         75.11        8.851            348        78.04
2-4 Family                                             271     45,461,685            11        9.032            349        79.11
PUD                                                    216     37,650,166          9.11        8.752            354        82.63
Condo                                                  138     16,926,217          4.09        9.032            349         78.8
Manufactured Housing                                    40      2,855,167          0.69        9.367            348        81.34
TOTAL:                                               2,876    413,409,421           100        8.873            349        78.63



19. LOAN PURPOSE

                                                                                  % OF
                                                                                MORTGAGE
                                                                                 POOL BY
                                                                 AGGREGATE      AGGREGATE     WEIGHTED
                                                     NUMBER       CUT-OFF        CUT-OFF      AVERAGE       WEIGHTED      WEIGHTED
                                                       OF           DATE          DATE         GROSS        AVERAGE       AVERAGE
                                                    MORTGAGE     PRINCIPAL      PRINCIPAL     INTEREST     REMAINING      ORIGINAL
LOAN PURPOSE                                         LOANS        BALANCE        BALANCE        RATE          TERM          LTV
------------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                                  1,735    249,473,677         60.35        8.756            346        76.09
Purchase                                               904    128,830,408         31.16        9.095            354        84.31
Refinance - Rate Term                                  237     35,105,336          8.49        8.887            348        75.88
TOTAL:                                               2,876    413,409,421           100        8.873            349        78.63



20. DOCUMENTATION LEVEL

                                                                                  % OF
                                                                                MORTGAGE
                                                                                 POOL BY
                                                                 AGGREGATE      AGGREGATE     WEIGHTED
                                                     NUMBER       CUT-OFF        CUT-OFF      AVERAGE       WEIGHTED      WEIGHTED
                                                       OF           DATE          DATE         GROSS        AVERAGE       AVERAGE
                                                    MORTGAGE     PRINCIPAL      PRINCIPAL     INTEREST     REMAINING      ORIGINAL
DOCUMENTATION LEVEL                                  LOANS        BALANCE        BALANCE        RATE          TERM          LTV
------------------------------------------------------------------------------------------------------------------------------------
Full                                                 1,999    273,685,278          66.2        8.782            349        80.41
Stated Documentation                                   856    136,205,636         32.95        9.033            349         75.1
Limited                                                 21      3,518,507          0.85         9.68            346        76.64
TOTAL:                                               2,876    413,409,421           100        8.873            349        78.63



21. CREDIT SCORE

                                                                                  % OF
                                                                                MORTGAGE
                                                                                 POOL BY
                                                                 AGGREGATE      AGGREGATE     WEIGHTED
                                                     NUMBER       CUT-OFF        CUT-OFF      AVERAGE       WEIGHTED      WEIGHTED
                                                       OF           DATE          DATE         GROSS        AVERAGE       AVERAGE
                                                    MORTGAGE     PRINCIPAL      PRINCIPAL     INTEREST     REMAINING      ORIGINAL
CREDIT SCORE                                         LOANS        BALANCE        BALANCE        RATE          TERM          LTV
------------------------------------------------------------------------------------------------------------------------------------
NA                                                      57      5,935,393          1.44        9.427            357        73.99
476 - 500                                               15      2,121,898          0.51       10.072            347        80.21
501 - 525                                              420     53,485,711         12.94        9.724            351        76.68
526 - 550                                              468     61,701,275         14.92        9.517            351        76.55
551 - 575                                              356     47,750,473         11.55        9.257            353        77.53
576 - 600                                              407     61,681,746         14.92        8.662            353        79.57
601 - 625                                              359     53,140,190         12.85        8.459            344        78.71
626 - 650                                              299     47,322,665         11.45        8.253            342        76.75
651 - 675                                              191     30,692,804          7.42        8.235            341        79.14
676 - 700                                              128     20,494,949          4.96        8.492            347        83.63
701 - 725                                               80     14,279,957          3.45        8.383            353         86.8
726 - 750                                               53      7,157,701          1.73        8.137            351        87.31
751 - 775                                               34      5,935,301          1.44        8.068            349        83.35
776 - 800                                                7      1,387,205          0.34        8.387            357        88.39
Above 800                                                2        322,153          0.08        8.681            358        74.35
TOTAL:                                               2,876    413,409,421           100        8.873            349        78.63
Minimum: 480
Maximum: 813
Weighted Average: 597